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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HUNTSMAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AN INVITATION FROM OUR CHAIRMAN

DEAR FELLOW STOCKHOLDER:

We are pleased to invite you to attend Huntsman Corporation's 2018 Annual Meeting of Stockholders, which will be held on May 3, 2018, at 8:30 a.m., local time, at The Westin At The Woodlands, 2 Waterway Square Place, The Woodlands, Texas 77380.

At this year's Annual Meeting, we will consider the matters described in this Proxy Statement. It is important that you use this opportunity to take part in the affairs of our company by voting on the business to come before the stockholders at the Annual Meeting.

PLEASE VOTE AS SOON AS POSSIBLE

This Proxy Statement contains important information and you should read it carefully. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. You may vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials via mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

PETER R. HUNTSMAN
Chairman of the Board,
President and Chief Executive Officer

HUNTSMAN 2018 PROXY

HUNTSMAN CORPORATION
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

The Westin At The Woodlands 2 Waterway Square Place The Woodlands, Texas 77380	May 3, 2018 8:30 a.m. local time

TO THE STOCKHOLDERS OF HUNTSMAN CORPORATION:

We are holding the 2018 Annual Meeting of Stockholders for the following purposes:

1.
To elect as directors the seven nominees named in the accompanying Proxy Statement.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers.

3.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018.

4.
To vote on a proposal submitted by a stockholder regarding stockholder right to act by written consent, if properly presented at the meeting.

5.
To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with our Bylaws.

The above matters are fully described in the accompanying Proxy Statement, which is part of this notice. We have not received notice of any other matters that may be properly presented at the Annual Meeting.

Only stockholders of record at the close of business on March 9, 2018 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 for 10 days prior to the Annual Meeting, beginning on April 23, 2018. If you would like to review the stockholder list during ordinary business hours, please contact Huntsman Investor Relations at 281-719-4637 or via email at ir@huntsman.com to schedule an appointment.

Even if you plan to attend the Annual Meeting, please vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. Please vote as promptly as possible to ensure that your shares are represented. Even if you have voted your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

David M. Stryker Secretary The Woodlands, Texas March 22, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held May 3, 2018: The Notice of 2018 Annual Meeting and Proxy Statement and the 2017 Annual Report are available free of charge at www.proxyvote.com

HUNTSMAN 2018 PROXY

PARTICIPATE IN OUR FUTURE, VOTE NOW

Your vote is important to us and allows you to participate in the future of our company.

Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented.

PROPOSALS REQUIRING YOUR VOTE

		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions

PROPOSAL 1	Election of Directors	FOR each nominee	Majority of votes cast	Do not count	Do not count
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of shares present	Do not count	Count as a vote against
PROPOSAL 3	Ratification of Independent Registered Public Accounting Firm	FOR	Majority of shares present	Discretionary voting allowed	Count as a vote against
PROPOSAL 4	Stockholder Proposal Regarding Stockholder Right to Act by Written Consent	AGAINST	Majority of shares present	Do not count	Count as a vote against

(1)
Based on New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

VOTING OPTIONS

Even if you plan to attend our 2018 Annual Meeting in person, please read this Proxy Statement with care, and vote using any of the following methods. In all cases, have your proxy card in hand and follow the instructions.

Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you will need to follow the instructions provided to you on your voting instruction form to vote in advance of the Annual Meeting.

HUNTSMAN 2018 PROXY

VISIT THE ANNUAL MEETING WEBSITE

Visit the annual meeting website: www.proxyvote.com

•
Review and download easy to read, interactive versions of our Proxy Statement and 2017 Annual Report

•
Sign up for future electronic delivery to reduce costs

ATTEND OUR 2018 ANNUAL MEETING OF STOCKHOLDERS

8:30 a.m., local time, on Thursday, May 3, 2018
The Westin At The Woodlands
2 Waterway Square Place
The Woodlands, Texas 77380

Please note that if you hold shares in "street name", you also will need to bring a copy of a statement reflecting your share ownership as of March 9, 2018.

HUNTSMAN 2018 PROXY

PROXY STATEMENT TABLE OF CONTENTS

HUNTSMAN 2018 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

HUNTSMAN PROXY STATEMENT SUMMARY

To assist you in reviewing the proposals to be voted upon at the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Huntsman Corporation ("Huntsman"), this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

2018 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Place:

May 3, 2018 8:30 a.m. local time	The Westin At The Woodlands 2 Waterway Square Place The Woodlands, Texas 77380

Record Date:	Common Stock Outstanding as of the Record Date:

March 9, 2018	242,406,478

MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal		Board Recommendation

1.	Election of seven director nominees named in the Proxy Statement	FOR EACH NOMINEE
2.	Advisory vote to approve named executive officer compensation	FOR
3.	Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018	FOR
4.	Stockholder proposal regarding stockholder right to act by written consent	AGAINST

DIRECTOR NOMINEES (PROPOSAL 1)

The following table provides summary information about each director nominee.

Nominee	Age	Director Since	Principal Occupation	Committees

Peter R. Huntsman	55	2005	Chairman of the Board, President and Chief Executive Officer of Huntsman Corporation (our "CEO")	Litigation
Nolan D. Archibald	74	2005	Former Executive Chairman of Stanley Black & Decker	Compensation, Governance
Mary C. Beckerle	63	2011	Chief Executive Officer and Director of Huntsman Cancer Institute at the University of Utah	Audit, Governance
M. Anthony Burns	75	2010	Chairman Emeritus of Ryder System, Inc.	Audit, Governance
Daniele Ferrari	57	2018	Chief Executive Officer of Versalis S.p.A.	Audit, Compensation
Sir Robert J. Margetts	71	2010	Deputy Chairman, OSJC Uralkali	Audit, Governance
Wayne A. Reaud	70	2005	Trial Lawyer	Compensation, Litigation

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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

88% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Nolan D. Archibald, chairs executive sessions of our independent directors at all regularly scheduled meetings	✓
Declassified board of directors	✓
Majority voting for director nominees	✓
No super-majority stockholder voting requirements	✓
We allow stockholders to request special meetings of stockholders	✓
We allow eligible stockholders to have director nominees in our proxy materials (proxy access)	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our common stock by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance Committees have authority to retain outside, independent advisers and consultants	✓

Our Board of Directors (the "Board") and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

EXECUTIVE COMPENSATION (PROPOSAL 2)

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2018 Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our named executive officers. We ask that our stockholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation." Please also read our "Compensation Discussion and Analysis" beginning on page 25 for more information regarding our executive compensation program in 2017.

Performance Highlights in 2017

2017 was a transformational year marked with significant milestones for our company. We successfully separated our Pigments and Additives business (the "Separation"), now known as Venator Materials PLC ("Venator"), by completing the initial public offering in August and a secondary offering in December. Combined with our cash flow and the $1.7 billion in net proceeds from the Venator Separation (including proceeds from repayment of intercompany loans by Venator), we were able to pay down approximately $2.1 billion in debt during the year. As a result, we achieved strong total stockholder return, or "TSR," for the year and we were able to further our stockholder returns in 2018 by increasing our dividend by 30% and announcing a share repurchase program of up to $450 million.

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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

As described in more detail throughout the "Compensation Discussion and Analysis" beginning on page 25, one of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our common stock as measured by TSR. Specific achievements in 2017 include the following:

• 2017 TSR was 77.7%, which exceeded a very strong 73.4% in 2016.
• Corporate free cash flow,(1) which has a significant impact on our liquidity, net debt and strategic planning, was $648 million vs. $686 million in 2016. This exceeded our maximum goal.
• Days inventory outstanding, which measures our efficient use of working capital and drives free cash flow, were reduced by 11% on a yearly average basis, which nearly reached our maximum goal.
• Corporate adjusted EBITDA,(1) which continues to be a key financial metric for our company and our stockholders, was $1,492 million, which exceeded our maximum goal.
• Shared services fixed costs, which is used to evaluate the ability of shared service corporate departments to beat budgetary estimates, was $300.6 million, which nearly reached our maximum goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA, adjusted EBITDA and free cash flow, which are non GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 47-51 of our annual report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"), as filed with the SEC on February 23, 2018. Adjusted EBITDA and free cash flow have been adjusted to include the results of our Pigments & Additives segment through July 31, 2017 during the time when it was part of Huntsman.

How We Paid for Performance in 2017

Our executive compensation program is designed such that a significant portion of each officer's total target direct compensation is performance-based. On average, 72% of total target direct compensation of our NEOs was at risk, tied to annual performance measures and the performance of our common stock.

The greatest driver of the realizable value of compensation for our NEOs is the performance of our common stock price over time. In 2015, when our stock price declined, the realizable value of compensation also declined. In 2016 and 2017, when our TSR increases were greater than 70%, the realizable value of compensation increased in a corresponding manner.

Mix of Total Target Direct Compensation in 2017(1)

(1)
"Total target direct compensation" consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2017, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2017. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2017 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.
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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

Stockholder Outreach and Consideration of our 2017 Say-on-Pay Vote

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our stockholders. At our 2017 annual meeting, 93.8% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2018, the Compensation Committee considered the overall support that prior say-on-pay proposal received and decided not to make significant changes to our executive compensation program design. While we considered the changes to Section 162(m) of the Internal Revenue Code to eliminate the "performance-based" compensation exception for our NEOs, we determined that our executive compensation program is working well and we did not make any changes.

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. In the past, based in part on stockholder feedback, the Compensation Committee has made changes to our compensation programs to further strengthen the alignment between our pay and performance. These changes have included the grant of performance share units to our NEOs targeting TSR relative to a group of peers and changes to the metric weightings of our NEO's annual cash performance award design.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 3)

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018.

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HUNTSMAN CORPORATION : PROXY STATEMENT

HUNTSMAN CORPORATION PROXY STATEMENT

PART 1	INFORMATION ABOUT THE MEETING

GENERAL

This Proxy Statement is being furnished to the stockholders of Huntsman in connection with the solicitation of proxies by its Board of Directors (the "Board"). The proxies are to be voted at our 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Westin At The Woodlands, 2 Waterway Square Place, The Woodlands, Texas 77380, at 8:30 a.m., local time, on May 3, 2018, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board is not aware of any other matters to be presented at the Annual Meeting.

The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card, the Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") and any additional information furnished by us to our stockholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained Innisfree M&A Incorporated to help us distribute and solicit proxies and have agreed to pay them $17,500, incremental fees for investor calls placed and received and reimbursement for out-of-pocket expenses for these services. We will also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.

DELIVERY OF PROXY MATERIALS

Beginning on March 23, 2018, we mailed a Notice of Internet Availability to our stockholders of record and beneficial owners who owned shares of our common stock at the close of business on March 9, 2018. The Notice of Internet Availability contained instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper versions of these materials to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Annual Meeting, stockholders will vote upon the matters outlined in the Notice of Annual Meeting of Stockholders, which are: (1) the election of the seven director nominees named in this Proxy Statement; (2) a non-binding advisory vote to approve the compensation of our named executive officers, also referred to herein as our "NEOs;" (3) the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018; (4) a stockholder proposal regarding stockholder right to act by written consent; and (5) the consideration of any other matters properly presented at the Annual Meeting in accordance with our Fifth Amended and Restated Bylaws of Huntsman Corporation dated December 21, 2016 (our "Bylaws"). The Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will report on our performance and respond to questions from stockholders following the adjournment of the formal business at the Annual Meeting.

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HUNTSMAN CORPORATION : PROXY STATEMENT

2. WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include: (1) the Notice of Annual Meeting of Stockholders; (2) this Proxy Statement; and (3) the 2017 Annual Report. If you requested a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the Annual Meeting.

Stockholders are referred to the 2017 Annual Report for financial and other information about our activities. The 2017 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

3. WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Peter R. Huntsman, our Chairman of the Board, President and Chief Executive Officer, also referred to herein as our "CEO," and David M. Stryker, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy card solicited by our Board.

4. WHAT IS A PROXY STATEMENT?

A proxy statement is a document that the regulations of the U.S. Securities and Exchange Commission (the "SEC") require us to give you when we ask that you designate Peter R. Huntsman and David M. Stryker as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.

5. HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Your Notice of Internet Availability, proxy card or voting instruction card (as applicable) contains instructions on how to:

•
view our proxy materials online at www.proxyvote.com; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

6. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Annual Meeting is March 9, 2018. Owners of record of our common stock at the close of business on the record date are entitled to:

•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting and any adjournments or postponements in accordance with our Bylaws.

At the close of business on March 9, 2018, there were 242,406,478 shares of our common stock outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting.

7. WHO MAY ATTEND THE ANNUAL MEETING?

All stockholders of record who owned shares of common stock at the close of business on March 9, 2018, or their duly appointed proxies, may attend the Annual Meeting and any adjournments or postponements thereof, as may our invited guests. "Street name stockholders," as described in Question 9 below, who owned shares of common stock at the close of business on March 9, 2018, may also attend subject to the requirements set forth in Questions 9 and 10 below. Seating is limited and admission is on a first-come, first-served basis. If you attend the Annual Meeting, you will need to bring your Notice of Internet Availability or proxy card, as applicable, a form of personal identification (such as a driver's license) and check in at the registration desk at the Annual Meeting. Please note that if you hold shares in "street name" (that is, in a brokerage account or through a bank or other nominee), you also will need to bring a copy of a statement reflecting your share ownership as of March 9, 2018.

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HUNTSMAN CORPORATION : PROXY STATEMENT

8. HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?

The required quorum for the transaction of business at the Annual Meeting is a majority of all outstanding shares of our common stock entitled to vote in the election of directors at the Annual Meeting, represented in person or by proxy. Consequently, the presence, in person or by proxy, of the holders of at least 121,203,240 shares of our common stock is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.

9. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

Most stockholders hold their shares through a broker, bank or other nominee (i.e., in "street name") rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.

•
Stockholders of Record.  If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

•
Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in "street name," and the Notice of Internet Availability or proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. Your broker, bank or other nominee has provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares. If you fail to provide sufficient instructions to your broker, bank or other nominee, they may be prohibited from voting your shares. See "If I am a street name holder, will my shares be voted if I do not provide my proxy?"

10. WHAT DIFFERENT METHODS CAN I USE TO VOTE?

Stockholders of Record:    Stockholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot; or (2) submit a proxy to have their shares voted by one of the following methods:

•
By Internet.    You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card or Notice of Internet Availability. Please have your proxy card or Notice of Internet Availability in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 2, 2018.

•
By Telephone.    You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card or Notice of Internet Availability. Please have your proxy card or Notice of Internet Availability in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 2, 2018.

•
By Mail.    If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.

Street Name Stockholders:    Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By the Methods Listed on the Voting Instruction Form.    Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
In Person with a Proxy from the Record Holder.    You may vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee. Please consult the voting instruction form or other information sent to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

If you hold shares in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.

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HUNTSMAN CORPORATION : PROXY STATEMENT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND YOU ALSO SUBMIT YOUR PROXY SO THAT YOUR VOTE WILL COUNT IF YOU ARE UNABLE TO ATTEND THE MEETING. SUBMITTING YOUR PROXY VIA INTERNET, TELEPHONE OR MAIL DOES NOT AFFECT YOUR ABILITY TO VOTE IN PERSON AT THE ANNUAL MEETING.

11. WHAT IF I AM A STOCKHOLDER OF RECORD AND I DON'T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?

A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
FOR the election of the seven director nominees named in this Proxy Statement;

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

•
AGAINST the stockholder proposal regarding the stockholder right to act by written consent.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously described, to be presented for consideration at the Annual Meeting.

12. IF I AM A STREET NAME STOCKHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS?

In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under New York Stock Exchange ("NYSE") rules to cast votes on certain "routine" matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm is considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a "broker discretionary vote." When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." The election of directors, the advisory vote to approve NEO compensation and the stockholder proposal regarding stockholder right to act by written consent are not considered routine matters. Therefore, if you are a street name stockholder and do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of these proposals.

13. WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?

Proposal		Vote Required	Broker Discretionary Vote Allowed

(1)	Election of the seven director nominees	Majority of the votes cast	No
(2)	A non-binding advisory vote to approve the compensation of our NEOs	Majority of shares represented in person or by proxy and entitled to vote	No
(3)	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018	Majority of shares represented in person or by proxy and entitled to vote	Yes
(4)	Stockholder proposal regarding stockholder right to act by written consent	Majority of shares represented in person or by proxy and entitled to vote	No

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HUNTSMAN CORPORATION : PROXY STATEMENT

14. WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under Rule 14a-8 and the provisions of our Bylaws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.

15. CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

If you are a stockholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

•
voting again by telephone or through the Internet prior to 11:59 p.m. Eastern Time on May 2, 2018;

•
requesting, completing and mailing in a new paper proxy card, as outlined in the Notice of Internet Availability;

•
giving written notice of revocation to our Corporate Secretary by mail to Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

If you are a street name stockholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

16. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that you have multiple accounts with our transfer agent, Computershare, and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you contact Computershare and/or your broker, bank or other nominee (as applicable) to consolidate as many accounts as possible under the same name and address. If you have multiple accounts with Computershare that you want to consolidate, please submit your request by mail to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.

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PART 2	BOARD OF DIRECTORS

NOMINEES AND EXISTING DIRECTORS

Presented below is information with respect to our directors, including the seven nominees to be elected as directors at this year's Annual Meeting. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.

EXISTING DIRECTORS AND NOMINEES TO BE ELECTED AT THE ANNUAL MEETING (TERMS WILL EXPIRE IN 2019)

PETER R. HUNTSMAN

Peter R. Huntsman, age 55, has served as a director of our company and affiliated companies since 1994. Mr. Huntsman is Chairman of the Board, President, Chief Executive Officer and a director of our company. Mr. Huntsman also serves on our Litigation Committee. Mr. Huntsman has served as Chairman of the Board since January 2018 and as a director of our company and affiliated companies since 1994. Prior to his appointment in July 2000 as Chief Executive Officer, Mr. Huntsman had served as President and Chief Operating Officer since 1994. In 1987, after working for Olympus Oil since 1983, Mr. Huntsman joined Huntsman Polypropylene Corporation as Vice President before serving as Senior Vice President and General Manager. Mr. Huntsman has also served as Senior Vice President of Huntsman Chemical Corporation and as a Senior Vice President of Huntsman Packaging Corporation, a former subsidiary of our company. He currently serves as Chairman of the Board and a director of Venator Materials PLC, which separated from Huntsman in 2017.

The Board has concluded that Mr. Huntsman should continue to serve as Chairman of the Board and director for the following reasons, among others: (1) his current position as our Chief Executive Officer enables him to bring invaluable operational, financial, regulatory and governance insights to the Board; and (2) his considerable role in the history and management of our company and its affiliates enables him to continually educate and advise the Board on our business, the chemical industry and related opportunities and challenges.

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NOLAN D. ARCHIBALD

Mr. Archibald, age 74, has served as a director since March 2005 and he is currently the Vice Chairman and Lead Independent Director of the Board. Mr. Archibald is also Chairman of the Nominating and Corporate Governance Committee (the "Governance Committee") and a member of the Compensation Committee. Mr. Archibald served as Executive Chairman of Stanley Black & Decker, Inc., a consumer and commercial products company, from March 2010 to March 2013. He served as President and Chief Executive Officer of The Black & Decker Corporation from 1986 until 2010, as well as Chairman of the Board of The Black & Decker Corporation from 1987 until 2010. In addition, Mr. Archibald serves as a director of Lockheed Martin Corporation and Brunswick Corporation.

The Board has concluded that Mr. Archibald should continue to serve as the Vice Chairman and Lead Independent Director of the Board for the following reasons, among others: (1) his extensive executive-level management experience gained with Stanley Black & Decker has given him leadership and business capabilities that provide the Board with a unique skill set and significant business and strategic insight; and (2) his extensive board experience as a director of other public companies enables him to contribute significantly to the Board's oversight responsibilities.

DR. MARY C. BECKERLE

Dr. Beckerle, age 63, has served as a director since May 2011. She serves as a member of the Audit Committee and the Governance Committee. Dr. Beckerle is an internationally recognized scientist who has served on numerous national scientific boards and committees, including the Advisory Committee to the Director of the U.S. National Institutes of Health. She currently serves on the Board of Directors of Johnson and Johnson, a publicly traded health care company. She is also a member of cancer policy and advisory boards at Harvard University, Georgetown University, the University of Pennsylvania, the National Center for Biological Sciences in Bangalore (India), and the Mechanobiology Institute of the National University of Singapore. Dr. Beckerle is a Distinguished Professor of Biology in the College of Science at the University of Utah, which she joined in 1986. Since 2006, Dr. Beckerle has served as Chief Executive Officer and Director of Huntsman Cancer Institute at the University of Utah. Dr. Beckerle served as President of the American Society for Cell Biology in 2006, held a Guggenheim Fellowship at the Curie Institute in Paris, and is an elected Fellow of the American Academy of Arts and Sciences and the American Philosophical Society. Dr. Beckerle has been named a National Association of Corporate Directors (NACD) Governance Fellow.

The Board has concluded that Dr. Beckerle should continue to serve as a director for the following reasons, among others: (1) her achievements and credentials in science and medical research enable her to provide the Board with a unique perspective and technical insights relevant to the chemical industry; (2) her international experience allows her to provide insights into challenges and opportunities related to our global business; (3) her extensive leadership, organizational planning, and management credentials enable her to offer practical insight with respect to our company's operational and strategic initiatives; and (4) her academic and public policy experience provides a valuable perspective in areas related to corporate governance, compliance and talent management.

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M. ANTHONY BURNS

Mr. Burns, age 75, has served as a director since March 2010. He is Chairman of the Audit Committee and a member of the Governance Committee. Mr. Burns currently serves as Chairman Emeritus of Ryder System, Inc., a provider of transportation and logistics services, a position that he has held since 2002. Mr. Burns served in several positions at Ryder until his retirement in 2002, including Chairman of the Board from 1985 to 2002, Chief Executive Officer from 1983 to 2000 and President from 1979 to 1999. Prior to joining Ryder, Mr. Burns served in management of Mobil Oil Corporation. He is a Life Trustee of the University of Miami in Florida and is active in cultural and civic organizations in Florida.

The Board has concluded that Mr. Burns should continue to serve as a director for the following reasons, among others: (1) his long tenure as Chief Executive Officer of Ryder System, a major public company, provides the Board with valuable leadership and management insights; (2) his prior service on (and in some cases chairmanship of) the audit committees of other public companies has provided him with valuable financial expertise and enhances his ability to serve as chair of our Audit Committee; and (3) his executive compensation experience through prior service on the compensation committees of other public companies has provided him with exposure to, and insight from, CEOs and boards of other large companies.

DANIELE FERRARI

Mr. Ferrari, age 57, has served as a director since March 2018. He is a member of the Audit Committee and the Compensation Committee. Mr. Ferrari serves as Chief Executive Officer of Versalis S.p.A., a chemical manufacturer, and as Chairman of Matrìca S.p.A., a joint-venture with Novamont focusing on renewable chemistry, positions he has held since March 2011. Mr. Ferrari is a former employee of our company and has over 30 years of experience in the chemical industry. He worked for our company in various levels of increasing responsibility from 1997 to 2011, where he ultimately served as President of our Performance Products division. Prior to joining Huntsman in 1997, Mr. Ferrari worked for Imperial Chemical Industries (ICI) and Agip Petroli (Eni group). He is President of PlasticsEurope, an association of plastics manufacturers, and a board member of Cefic. Mr. Ferrari also serves as a director of Venator Materials PLC, which separated from Huntsman in 2017.

The Board has concluded that Mr. Ferrari should serve as a director for the following reasons, among others: (1) his experience in and knowledge of the global chemical industry, particularly in Europe, enables him to provide strategic insight; and (2) his executive leadership experience as CEO of a prominent chemical manufacturer with international business operations gives him valuable insight into and contacts within the international chemical industry.

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SIR ROBERT J. MARGETTS

Sir Robert, age 71, has served as a director since August 2010. He is a member of the Audit Committee and the Governance Committee. He currently serves as Vice Chairman, Lead Independent Director and a director of Venator Materials PLC and as Deputy Chairman of PJSC Uralkali, a publicly traded potash fertilizer producer, and on the boards of government controlled and privately held companies. Sir Robert previously served as a director of Anglo American PLC from 1998 to 2010, Chairman of Legal & General Group PLC from 2000 until 2010 and Chairman of BOC Group PLC from 2002 to 2006. Sir Robert served as Chairman—Europe of Huntsman Corporation from 2000 to August 2010. He worked for Imperial Chemical Industries (ICI) in various levels of increasing responsibility from 1969 to 2000, where he ultimately served as the Vice Chairman of its Main Board.

The Board has concluded that Sir Robert should continue to serve as a director for the following reasons, among others: (1) his more than 40 years' experience in the chemical industry, including experience with our company, enables him to provide our Board with advice and expertise relating to business and strategic initiatives; and (2) both his location in Europe and his extensive board and executive-level management experience running global businesses provides the Board with important insights and perspectives into the chemical industry in important international locations.

WAYNE A. REAUD

Mr. Reaud, age 70, has served as a director since March 2005. Mr. Reaud currently serves as Chairman of our Litigation Committee, and as a member of our Compensation Committee. Mr. Reaud is a trial lawyer and the founder of the law firm of Reaud, Morgan & Quinn. For over 40 years, he has represented clients in significant cases involving personal injury, product and premises liability, toxic torts and business litigation. Mr. Reaud has handled first impression mass tort litigation involving asbestos premises liability claims, including the largest asbestos product liability class action lawsuit in the history of Texas courts. He also represented the State of Texas in its landmark litigation against the tobacco industry. Mr. Reaud currently serves as Chairman of the Board of the Beaumont Foundation of America and is a Director of the Reaud Charitable Foundation. He is a Life Fellow of the Texas Bar Foundation and a Fellow of the International Society of Barristers, a member of the Philosophical Society and a member of the State Bar of Texas Grievance Committee. Mr. Reaud was chosen as the Most Distinguished Alumni of Texas Tech University Law School in 1998 and also chosen as the Most Distinguished Alumni of Lamar University in 2006. Mr. Reaud was awarded the Honorary Order of the Coif by the University of Texas in 2011. He is listed in Best Lawyers in America. Mr. Reaud serves as a director of CBTX, Inc., a bank holding company for CommunityBank Texas N.A.

The Board has concluded that Mr. Reaud should continue to serve as a director for the following reasons, among others: (1) his legal expertise and extensive experience with complex and high-profile litigation enable him to advise the Board and our company on litigation risks and strategies; and (2) his commitment to community service and cultural affairs is valuable to the Board because of our company's significant focus on these areas.

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EXISTING DIRECTOR (TERM WILL EXPIRE IN 2018)

ALVIN V. SHOEMAKER

Mr. Shoemaker, age 77, has served as a director since March 2005. Mr. Shoemaker serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Shoemaker has been a private investor since his retirement as Chairman of the Board of First Boston Corporation and First Boston, Inc. in 1989, a position he assumed in 1983. Mr. Shoemaker also serves as a director of Wynn Resorts Limited, a publicly traded hotel and casino company.

DIRECTOR COMPENSATION

Our Corporate Governance Guidelines provide for compensation for our non-employee directors' services, in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors is composed of cash and stock-based equity compensation. Cash compensation paid to our non-employee directors consists of an annual retainer (which for 2017 remained at the same level as in effect since 2012) and a supplemental retainer for the chairs and members of Board committees (which for 2017 remained at the same levels as in effect since 2009 and are detailed in footnote (3) to the Director Compensation Table below). Stock-based equity compensation for 2017 consisted of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan (the "2016 Stock Incentive Plan") in the form of stock or stock units, at the election of each director.

Maintaining a market-based compensation program for our non-employee directors enables our company to attract qualified members to serve on the Board. With the assistance Meridian Compensation Partners, LLC ("Meridian"), the Compensation Committee's independent compensation consultant, the Compensation Committee periodically reviews our non-employee director compensation practices and compares them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.

We also offer non-employee directors the opportunity to participate in the Huntsman Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. For 2017, Dr. Beckerle was the only non-employee director who elected to participate in this plan, and she elected to defer all 2017 fees. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan, which are described in greater detail below under "Compensation Discussion and Analysis—Elements of Huntsman's Executive Compensation Program—Other Elements of Compensation." Benefits under the plan are payable in cash distributable either in a lump sum or in installments beginning 30 days after the director ceases to be a member of our Board.

Members of the Board may also participate in the Huntsman Director Matching Gift Program. Designed to demonstrate our commitment to worthy causes and to attract talented directors, our company will match charitable contributions made in cash up to a maximum of $10,000 per director per year for organizations located in the United States that are tax exempt pursuant to Section 501(c)(3) of the Internal Revenue Code.

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HUNTSMAN CORPORATION : PROXY STATEMENT

The Compensation Committee believes that our total director compensation package is competitive with market practices, as well as fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program are below.

DIRECTOR COMPENSATION TABLE

The total 2017 compensation for our non-employee directors is shown in the following table:

Name(1)(2)	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	All Other Compensation ($)(6)	Total ($)

Nolan D. Archibald	$225,000	$135,000	$10,000	$370,000

Mary C. Beckerle(3)	$165,000	$135,000	$10,000	$310,000

M. Anthony Burns	$195,000	$135,000	$10,000	$340,000

Sir Robert J. Margetts	$165,000	$135,000	—	$300,000

Wayne A. Reaud	$175,000	$135,000	—	$310,000

Alvin V. Shoemaker	$185,000	$135,000	$10,000	$330,000

(1)
Jon M. Huntsman, our former Executive Chairman, and Peter R. Huntsman, our CEO, served as directors of our company in 2017 but are not included in this table since they were also our employees during 2017. Jon M. Huntsman and Peter R. Huntsman did not receive any additional compensation in 2017 for their service as directors. Thus, their total compensation for service as executive officers of our company is shown in the 2017 Summary Compensation Table on page 41.

(2)
Mr. Ferrari was elected to the Board on March 7, 2018 and did not receive any compensation in 2017.

(3)
Dr. Beckerle elected to defer all 2017 fees under the Huntsman Outside Directors Elective Deferral Plan.

(4)
For 2017, non-employee directors received the following cash retainers:

Director	Annual Retainer	Audit Committee*	Compensation Committee*	Governance Committee*	Litigation Committee*	Lead Independent Director

Nolan D. Archibald	$135,000	—	$10,000	$30,000	—	$50,000

Mary C. Beckerle	$135,000	$20,000	—	$10,000	—	—

M. Anthony Burns	$135,000	$50,000	—	$10,000	—	—

Sir Robert J. Margetts	$135,000	$20,000	—	$10,000	—	—

Wayne A. Reaud	$135,000	—	$10,000	—	$30,000	—

Alvin V. Shoemaker	$135,000	$20,000	$30,000	—	—	—

*
Non-employee directors receive an additional $20,000 annual fee for service on the Audit Committee and a $10,000 annual fee for service on each other committee. In addition, non-employee directors receive an additional retainer for service as committee chair of $30,000 for the Audit Committee and $20,000 for each of the other committees. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors.

(5)
This column represents the aggregate grant date fair value of fully vested stock awards or stock unit awards granted in 2017, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 ("FASB ASC Topic 718"). Each director received a stock award or stock unit award of 6,426 shares based on the grant date fair value of $21.01 per share. The shares underlying stock unit awards are deliverable upon termination of service. See "Note 23. Stock-Based Compensation Plan" to our consolidated financial statements in the 2017 Form 10-K for additional detail regarding assumptions underlying the value of these equity awards.

(6)
Messrs. Archibald, Burns and Shoemaker and Dr. Beckerle each donated to Section 501(c)(3) tax exempt organizations of their choice in 2017. On behalf of each of these directors, we matched their charitable contributions up to $10,000 through our Huntsman Director Matching Gift Program.

On December 19, 2017, we entered into a Separation and Consulting Agreement and General Release of Claims (the "Separation and Consulting Agreement") with Jon M. Huntsman, whereby he stepped down from the role of Executive Chairman effective as of December 31, 2017 (the "Separation Date"). See "Executive Compensation—Potential Payments upon Termination or Change of Control" below for payments relating to the termination of Jon M. Huntsman's Executive Chairman role. Pursuant to the Separation and Consulting Agreement, Jon M. Huntsman was to continue to serve as a member of the Board and provide certain consulting services to us from the Separation Date through February 29, 2020 (the "Consulting Term"). During the Consulting Term, Jon M. Huntsman was to receive a monthly retainer of $250,000 and continued vesting of certain performance-based equity awards that he received prior to his Separation Date. The monthly retainer was to be paid in two equal installments on each of January 1, 2018 and February 1, 2019; however, as a result of his death in February 2018, the Separation and Consulting Agreement terminated and, consequently, the second installment of the retainer will not be paid and all unvested performance-based equity awards held by Jon M. Huntsman were forfeited.

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PART 3	CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to stockholders and to our company. Key corporate governance principles observed by the Board and our company include:

88% of our directors are independent and all members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent	✓
Our lead independent director, Nolan D. Archibald, chairs executive sessions of our independent directors at all regularly scheduled meetings	✓
Declassified board of directors	✓
Majority voting for director nominees	✓
No super-majority stockholder voting requirements	✓
We allow stockholders to request special meetings of stockholders	✓
We allow eligible stockholders to have director nominees in our proxy materials (proxy access)	✓
Mandatory director retirement age (subject to certain exceptions)	✓
Stock ownership guidelines for directors and executive officers	✓
Policy prohibiting short sales and hedging of shares of our common stock by directors and executive officers	✓
Our Audit, Compensation and Nominating and Corporate Governance Committees have authority to retain outside, independent advisers and consultants	✓
The Board and its committees exercise oversight of risks we face in a global market, including operational, financial, strategic, competitive, reputational, legal and regulatory risks	✓

BOARD GOVERNANCE

The Board and its committees meet throughout the year on a set schedule, and may also hold special meetings and act by written consent from time to time as appropriate. During 2017, the Board met 16 times, the non-management directors met in executive session four times and the independent directors met in executive session five times. During 2017, each director attended at least 75% of the aggregate of:

•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD

In December 2017, we appointed Peter R. Huntsman, our President and Chief Executive Officer, to serve as Chairman of the Board of Directors of our company, an additional role he has assumed as of January 1, 2018. Concurrent with this appointment, our founder, Jon M. Huntsman, stepped down as Executive Chairman and the role of Executive Chairman was eliminated. After serving as Executive Chairman of the business he founded 48 years ago, Jon M. Huntsman continued to serve on the Board and as Chairman Emeritus until he passed away on February 2, 2018.

According to our Bylaws, the Chairman of the Board is elected by all of the directors on the Board to preside at all meetings of the Board and stockholders. The Chairman of the Board is also required to make reports to the Board and the stockholders and to ensure that all orders and resolutions of the Board and any of its committees are carried into effect. In accordance with our Corporate Governance Guidelines, the Chairman of the Board is also responsible for establishing the agenda for each Board

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meeting. At the beginning of the year, the Chairman of the Board establishes a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is also free to suggest the inclusion of additional items on the agenda and to raise subjects at any Board meeting that are not on the agenda for that meeting. Peter R. Huntsman serves as our Chairman of the Board.

In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Bylaws expressly allow our Chairman of the Board to also serve as President or Chief Executive Officer, if so elected by the Board. Currently, the Chairman of the Board serves as President and Chief Executive Officer. Following the change of Jon M. Huntsman's role from Executive Chairman to Chairman Emeritus in December 2017, the Board reviewed the company's leadership structure and determined that the interests of the company and its stockholders were best served through a leadership model with a combined Chairman of the Board and Chief Executive Officer position. The Board believes that this issue should be considered periodically as part of the succession planning process and that it is in the best interests of our company for the Board to make a determination regarding this issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to separate the roles of Chairman of the Board and Chief Executive Officer.

Our Bylaws also allow the Board to elect one or more Vice Chairmen to preside at Board and stockholder meetings and to perform such other duties as may be delegated by the Board, in either case in the absence of Chairman of the Board. The Board believes that it obtains effective additional Board leadership through the role of the Vice Chairman, which is currently filled by Mr. Archibald, who also serves as Lead Independent Director. As Lead Independent Director, Mr. Archibald communicates with management on issues relevant to the independent directors and provides leadership on matters where management may have a conflict of interest. In accordance with our Corporate Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Our Corporate Governance Guidelines also require that our independent directors meet in executive session at least once annually without those non-management directors who are not independent, or more frequently as needed at the call of one or more of our independent directors. Mr. Archibald, who serves as Vice Chairman of the Board and Lead Independent Director, chairs these sessions.

We believe that the appropriate Board leadership structure for our company varies depending on the circumstances facing the Board and our company at any given time. For example, we have revised the Board's leadership structure in the past to address specific needs, such as the formation of a Litigation Committee (in November 2008) and the election of Peter R. Huntsman as Chairman of the Board in addition to his role as President and Chief Executive Officer, having determined that this was the most efficient manner to facilitate effective communication between management and the Board and provide strong and consistent leadership as well as a unified voice for our company (in December 2017). We believe that our current Board leadership structure efficiently addresses our company's present needs and allows the Board to fulfill its role in exercising effective, independent oversight of our management on behalf of our stockholders. The Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

BOARD INDEPENDENCE

It is important to our company that investors have confidence that the individuals serving as independent directors on the Board do not have relationships with us that impair their independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our company, either directly or as a partner, stockholder or officer of an organization that has a relationship with our company. To assist in making independence determinations, the Board has adopted independence criteria which can be found on our website at www.huntsman.com. Under these criteria, a director is not independent if:

•
The director is, or has been within the last three years, an employee of our company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our company.

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of ours is not considered for purposes of this standard.
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•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our company's audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company's compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company's consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization's consolidated gross revenues.

With the assistance of company legal counsel, the Governance Committee has reviewed the applicable legal and NYSE standards for independence, as well as our independence criteria. Each year, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships between each director (and, if applicable, any nominee for director) or any of such director's family members, and our company, our senior management or our independent registered public accounting firm. To the extent that such relationships do not change from year to year, the Governance Committee is informed that there have been no changes such relationships.

In conducting its independence review, the Governance Committee specifically considered the relationships discussed under "Additional Information—Certain Relationships and Related Transactions—Transactions" other than the compensation arrangements, which are reviewed by the Compensation Committee. In addition, the Governance Committee has considered Dr. Beckerle' s position as CEO of the Huntsman Cancer Institute, or the Institute. The Governance Committee took into account that Jon M. Huntsman did not have, and Peter R. Huntsman does not have, any ownership of the Institute, which is part of the University of Utah, a public institution of the state. The Governance Committee further considered that our Board recently approved a matching program pursuant to which our company will match charitable contributions made by our employees to the Huntsman Cancer Foundation, a 501(c)(3) charity for which Jon M. Huntsman served as Chairman Emeritus and Peter R. Huntsman currently serves as the Chairman and CEO, and that beginning a number of years ago, the Huntsman Cancer Foundation has made annual stipend payments of $100,000 to Dr. Beckerle as the CEO of the Institute. The Governance Committee also took into account that our company purchased seats at a table for $10,000 at an annual fundraiser for the Institute.

On the basis of its review, the Governance Committee delivered a report to the full Board, and the Board made its independence determinations based on the Governance Committee's report and the supporting information. As a result of this review, the Board has determined that Messrs. Archibald, Burns, Ferrari, Reaud and Shoemaker, Sir Robert and Dr. Beckerle, who currently constitute a majority of the Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation and Governance committees of the Board discussed below.

Peter R. Huntsman is not considered to be an independent director because he is employed by our company.

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COMMITTEES OF THE BOARD

The Board has Audit, Compensation and Governance committees, each consisting of independent directors and structured as follows:

Director	Audit Committee	Compensation Committee	Governance Committee

Nolan D. Archibald

Dr. Mary C. Beckerle

M. Anthony Burns(1)

Daniele Ferrari

Sir Robert J. Margetts

Wayne A. Reaud

Alvin V. Shoemaker(1)(2)

Number of meetings in 2017	10	7	4

Chair	Member
(1)
Designated as "audit committee financial expert" under SEC regulations.
(2)
Mr. Shoemaker will not stand for re-election as a director of the Board and his service will terminate on the date of the 2018 Annual Meeting.

Each of these committees has a written charter approved by the Board. These charters are available on our website at www.huntsman.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.

AUDIT COMMITTEE

Duties

• Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
• Responsible for the compensation and oversight of the work of our independent registered public accounting firm
• Monitors our independent registered public accounting firm's qualifications and independence
• Monitors the integrity of our financial statements
• Monitors the performance of our internal audit function and independent registered public accounting firm
• Monitors our corporate compliance program (other than environmental, health and safety compliance)
• Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters
• Monitors our enterprise-wide and financial risk exposures

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HUNTSMAN CORPORATION : PROXY STATEMENT

Under the independence criteria that the Board has adopted, which can be found on our website at www.huntsman.com, a member of the Audit Committee will not be considered independent if:

•
The member receives directly or indirectly any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An immediate family member of the member receives any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An entity in which the member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions, who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to us receives any consulting, advisory or other compensatory fee from us; or

•
The member is otherwise an affiliated person of our company.

Furthermore, under these independence standards, (1) each member of the Audit Committee must be financially literate, (2) at least one member of the Audit Committee must have accounting or related financial management expertise and qualify as an "audit committee financial expert" and (3) no member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies. For purposes of (2) above, the Board considers any Audit Committee member who satisfies the SEC's definition of "audit committee financial expert" to have accounting or related financial management expertise.

The Board has determined that each member of the Audit Committee is independent as that term is defined by the listing standards of the NYSE and Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and satisfies the additional independence criteria adopted by the Board and described above. The Board has also determined that each of Messrs. Burns and Shoemaker is an "audit committee financial expert" as defined by the regulations of the SEC. No member of the Audit Committee serves on more than two other public company audit committees.

COMPENSATION COMMITTEE

Duties

• Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation
• Reviews, evaluates and approves our compensation programs, policies and plans including annual cash performance awards, equity-based compensation and compensation agreements*
• Reviews and approves compensation for our corporate and executive officers and their family members who are employees, and reviews and recommends compensation for our directors*
• Carries out its responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual meeting of stockholders or other applicable report or filing
• Performs such other functions as the Board may assign from time to time

*
Please see "Compensation Discussion and Analysis—How We Determine Executive Compensation" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual. The Compensation Committee's charter permits the Compensation Committee to form and delegate some or all of its authority to subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors, or in some limited circumstances, to management.

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HUNTSMAN CORPORATION : PROXY STATEMENT

The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Compensation Committee's request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee regularly reports to the full Board regarding executive compensation matters.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Duties

• Ensures that our corporate governance system performs well
• Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
• Monitors director independence
• Manages the Board's annual director evaluation process
• Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
• Identifies, screens and recommends qualified director candidates
• Periodically reassesses the adequacy of the Board's size
• Oversees succession planning for our CEO
• Oversees our environmental, health and safety compliance program

LITIGATION COMMITTEE

In addition to the independent committees described above, the Board also has a Litigation Committee. The Litigation Committee assists the Board by reviewing and assessing current and potential litigation and areas of legal exposure in which our company is or could be involved and making recommendations to the Board regarding legal matters. The members of the Litigation Committee are Wayne A. Reaud, who serves as the committee's Chair and Peter R. Huntsman. The Litigation Committee generally meets quarterly in connection with our regularly scheduled Board meetings.

BOARD ROLE IN RISK OVERSIGHT

It is management's responsibility to assess and manage the various risks our company faces. It is the Board's responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board's oversight function, and seeks to understand our company's risk philosophy by having discussions with management to establish a mutual understanding of our company's overall appetite for risk. In exercising its oversight, the Audit Committee strives to effectively oversee our company's enterprise-wide and financial risk management in a way that balances managing risks while enhancing the long-term value of our company for the benefit of our stockholders. The Board understands that its focus on effective risk oversight is critical to setting our company's tone and culture towards effective risk management.

The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our company's most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks the respective business or function faces to assist the Audit Committee in evaluating Huntsman's risk assessment and risk management policies and practices.

In addition, each of our other committees assesses risks related to such committee's oversight activities. For example, our Litigation Committee assesses risk from litigation and areas of legal exposure to which our company is or could be subject and makes recommendations to the Board regarding those matters. We believe that the oversight function of the Board and these committees combined with its active dialogue with management about effective risk management provides our company with the appropriate framework to help ensure effective risk oversight.

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HUNTSMAN CORPORATION : PROXY STATEMENT

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at our annual meetings of stockholders should be strongly encouraged, but not required. Seven of our eight then-directors attended the 2017 annual meeting in person.

DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY

The Governance Committee's minimum qualifications and specific qualities and skills required for directors are set forth in Section 1 of our Corporate Governance Guidelines, which are available on our website at www.huntsman.com. These Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE, and that each director functions consistent with the highest level of professional ethics and integrity. Each of our directors is expected to devote sufficient time and effort to learn the business of our company and the Board, to use his or her own unique skills and experiences to provide independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our company and to exhibit independent thought and judgment. Although we do not have a separate diversity policy relating to the identification and evaluation of nominees for director, our Corporate Governance Guidelines require that the Governance Committee consider each candidate's background, ability, judgment, skills and experience in the context of the needs of the Board when evaluating director nominees. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, strategic planning, legal, government relations and relevant industries, especially the chemical industry. These considerations help the Board as a whole to have the appropriate mix of characteristics, skills and experiences for optimal functioning in its oversight of our company. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.

DIRECTOR NOMINATION PROCESS

The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. From time to time, the Governance Committee may use third-party search consultants to identify director candidates. The Governance Committee also welcomes stockholder recommendations for candidates for the Board. All stockholder recommendations must comply with the notice requirements contained in Section 2.8 of our Bylaws, which require, among other things, detailed information concerning the stockholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the stockholder and specific information concerning such stockholder's interests in our company's securities, including derivative instruments. In addition, the notice must include the recommended candidate's name, biographical data, qualifications, details regarding any material monetary agreements between the stockholder and the proposed nominee, and a written questionnaire completed by the proposed nominee.

In December 2016, our Bylaws were amended to allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy materials in accordance with the "proxy access" provisions of our Bylaws, which are contained in Section 2.14. The "proxy access" provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws).

Our Bylaws are available on our website at www.huntsman.com in the "Investor Relations" section. We will also furnish copies of our Bylaws free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. For additional information about stockholder nominations, including nominations for the 2019 annual meeting of stockholders, see "Stockholder Proposals and Director Nominations for the 2019 Annual Meeting."

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HUNTSMAN CORPORATION : PROXY STATEMENT

From time to time, the Governance Committee may request additional information from the nominee or the stockholder. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate. Except as described under "Stockholder Proposals and Director Nominations for the 2019 Annual Meeting," the procedures set forth in Section 2.8 of our Bylaws and our "proxy access" provisions of our Bylaws are the exclusive means for a stockholder to make director nominations or submit other proposals before an annual or special meeting of the stockholders.

STOCKHOLDER COMMUNICATIONS POLICY

Stockholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or by sending an e-mail specifying the intended recipients to CorporateSecretary@huntsman.com. The Corporate Secretary will review such communications and, if appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Huntsman (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Stockholder Communications Policy is available on our website at www.huntsman.com.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.huntsman.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.

Among other matters, the guidelines provide for the following:

•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual meeting of stockholders upon reaching their 75th birthday (subject to certain exceptions);

•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

Despite Mr. Burns already having reached his 75th birthday, the Board determined that due to his important continued contributions to the Board and the difficulty of finding a comparable replacement, Mr. Burns should be nominated to serve for an additional one-year term ending in 2019.

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FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES

The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:

•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines in addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.huntsman.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. We intend to disclose any amendments to, or waivers from, our code of ethics on our website.

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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

PART 4	COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2018 Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that our stockholders vote to approve executive officer compensation. Please see "Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation."

In accordance with the preference expressed by our stockholders at the 2017 annual meeting, we continue to hold annual advisory votes on executive compensation.

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid our executives in 2017, including the following named executive officers, or "NEOs":

Name	Title

Jon M. Huntsman	Former Executive Chairman of the Board(1)

Peter R. Huntsman	Chairman of the Board, President and Chief Executive Officer, also referred to as our "CEO"(1)

Sean Douglas	Executive Vice President and Chief Financial Officer

Anthony P. Hankins	Division President, Polyurethanes and CEO—Asia Pacific

David M. Stryker	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

(1)
Jon M. Huntsman served as the Executive Chairman of our Company until December 31, 2017, at which time Peter R. Huntsman, our CEO, was appointed to the role of Chairman of the Board. Jon M. Huntsman served as Director and Chairman Emeritus until his passing on February 2, 2018.

COMPENSATION SUMMARY

Performance Highlights in 2017

2017 was a transformational year marked with significant milestones for our company. We successfully separated our Pigments and Additives business (the "Separation"), now known as Venator Materials PLC ("Venator"), by completing the initial public offering in August and a secondary offering in December. Combined with our cash flow and the $1.7 billion in net proceeds from the Venator Separation (including proceeds from repayment of intercompany loans by Venator), we were able to pay down approximately $2.1 billion in debt during the year. As a result, we achieved strong total stockholder return, or "TSR," for the year, and we were able to further our stockholder returns in 2018 by increasing our dividend by 30% and announcing a share repurchase program of up to $450 million.

One of the primary objectives of our executive compensation program is to align our executive officers' pay with our financial performance and the performance of our common stock as measured by TSR. Specific achievements in 2017 include the following:

• 2017 TSR was 77.7%, which exceeded a very strong 73.4% in 2016.
• Corporate free cash flow,(1) which has a significant impact on our liquidity, net debt and strategic planning, was $648 million vs. $686 million in 2016. This exceeded our maximum goal.
• Days inventory outstanding, which measures our efficient use of working capital and drives free cash flow, were reduced by 11% on a yearly average basis, which nearly reached our maximum goal.
• Corporate adjusted EBITDA,(1) which continues to be a key financial metric for our company and our stockholders, was $1,492 million, which exceeded our maximum goal.
• Shared services fixed costs, which is used to evaluate the ability of shared service corporate departments to beat budgetary estimates, was $300.6 million, which nearly reached our maximum goal.

(1)
Throughout this Proxy Statement, we refer to our EBITDA, adjusted EBITDA and free cash flow, which are non GAAP financial measures. A presentation and reconciliation to the most directly comparable GAAP financial measures is contained on pages 47-51 of the 2017 10 K. Adjusted EBITDA and free cash flow have been adjusted to include the results of our Pigments & Additives segment through July 31, 2017 during the time when it was part of Huntsman.
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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

How We Paid for Performance in 2017

Our executive compensation program is designed such that a significant portion of each officer's total target direct compensation is performance-based. On average, 72% of total target direct compensation of our NEOs was at risk, tied to annual performance measures and the performance of our common stock.

The greatest driver of the realizable value of compensation for our NEOs is the performance of our common stock price over time. In 2015, when our stock price declined, the realizable value of compensation also declined. In 2016 and 2017, when our TSR increases were greater than 70%, the realizable value of compensation increased in a corresponding manner.

Mix of Total Target Direct Compensation in 2017(1)

(1)
"Total target direct compensation" consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2017, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2017. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2017 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

Stockholder Outreach and Consideration of our 2017 Say-on-Pay Vote

We maintain regular contact with our external investors regarding our business strategy and our efforts to create long-term value for our stockholders. At our 2017 annual meeting, 93.8% of total votes cast (excluding abstentions and broker non-votes) voted in favor of our say-on-pay proposal. In designing the executive compensation program for 2018, the Compensation Committee considered the overall support that prior say-on-pay proposal received and decided not to make significant changes to our executive compensation program design. While we considered the changes to Section 162(m) of the Internal Revenue Code to eliminate the "performance-based" compensation exception for our NEOs, we determined that our executive compensation program is working well and we did not make any changes.

Overall, we believe our compensation programs are effective in implementing our primary compensation objectives. In the past, based in part on stockholder feedback, the Compensation Committee has made changes to our compensation programs to further strengthen the alignment between our pay and performance. These changes have included the grant of performance share units to our NEOs targeting TSR relative to a group of peers and changes to the metric weightings of our NEO's annual cash performance award design.

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HUNTSMAN CORPORATION : PROXY STATEMENT SUMMARY

OBJECTIVES OF HUNTSMAN'S EXECUTIVE COMPENSATION PROGRAM

The primary objective of our executive compensation program is stockholder value creation. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iii) align our executives' interests with those of our stockholders; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.

Compensation Feature	Aligns Pay With Performance	Supports a Competitive Compensation Structure	Aligns Executives and Stockholders' Interests	Encourages Long-Term Focus	Balances Short-Term and Long-Term Risk-Taking

Salary		✓
Annual Cash Performance Award	✓	✓	✓		✓
Restricted Stock Award	✓	✓	✓	✓	✓
Stock Option Award	✓	✓	✓	✓	✓
Performance Share Units	✓	✓	✓	✓	✓
Perquisites		✓
Health Benefits, Retirement Plans and Severance Arrangements		✓
Compensation-related policies:
• Clawback Policy			✓		✓
• Stock Ownership Guidelines			✓	✓	✓
• Insider Trading/Anti-Hedging Policy			✓		✓

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HUNTSMAN CORPORATION : PROXY STATEMENT

ELEMENTS OF HUNTSMAN'S EXECUTIVE COMPENSATION PROGRAM

Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.

TOTAL DIRECT COMPENSATION

We provide our executive officers with a mix of pay that reflects our belief that executive officers should have elements of their compensation tied to both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate. While the Compensation Committee reviews the competitiveness of each NEO's total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Committee considers peer group data as a significant factor in setting pay levels and amounts while also taking into consideration each executive's individual performance, level of responsibility, knowledge, time in the position, experience and internal equity among executives with similar experience and job responsibilities.

Generally, as employees move to higher levels of responsibility with greater ability to influence our financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs comprises the following elements:

Compensation Element		Description and Purpose of the Element

Annual Cash	Base Salary	Designed to be a fixed portion of total compensation, an executive officer's base salary generally reflects the officer's responsibilities, tenure, job performance, special circumstances (such as overseas assignments) and the market for the executive's services.

Compensation	Annual Cash Performance Award	Payment of the award depends on performance against predetermined goals and a subjective evaluation of individual performance including success in areas significant to us as a whole or to a particular business unit or function.

Restricted Stock	Supports a long-term focus by executives, as their value is tied to the value of our common stock over time. Also provides a strong retention incentive by vesting over a three-year period.

For 2017, represents 40% of equity-based compensation for each of our NEOs.

Long-Term Equity-Based Compensation	Stock Options	Granted to focus executives on creating stockholder value by increasing TSR performance relative to peers over a three-year period.

For 2017, represents 30% of equity-based compensation for each of our NEOs.

Performance Share Units	Granted to focus executives on creating stockholder value by increasing TSR performance relative to peers over a three-year period.

For 2017, represents 30% of equity-based compensation for each of our NEOs.

A detailed discussion of 2017 total target direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in "—2017 Executive Compensation Decisions."

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OTHER ELEMENTS OF COMPENSATION

In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose of the Element

Health and Welfare Benefits	We provide our NEOs with health and welfare benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market. Our NEOs participate in our health and welfare programs on the same basis as our other employees.
Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are intended to be part of a competitive total compensation package with benefits comparable to those provided to employees and executives at other companies in the chemical industry and the general market.

We provide certain defined benefit pension plans, including the Huntsman Pension We provide certain defined benefit pension plans, including the Huntsman Pension Plan (a tax-qualified pension plan) and the Huntsman Supplemental Executive Retirement Plan (a nonqualified supplemental pension plan for executives who exceed the qualified plan limitations) to eligible employees. In addition, we provide the Huntsman Pension Scheme to our U.K. employees in the Polyurethanes division, such as Mr. Hankins. The Huntsman Pension Plan and the Huntsman Pension Scheme are closed to new participants. We also provide executive officers in the U.S. the opportunity to participate in defined contribution savings plans: a salary deferral plan (the "401(k) Plan"), and a supplemental savings plan (the "Supplemental Savings Plan"). We merged our money purchase pension plan (the "MPP") with our 401(k) Plan on October 15, 2014 and contributions under both the MPP and the supplemental executive money purchase pension (the "SEMPP") ceased on September 1, 2014.
For an explanation of the major features of our retirement and savings plans, see "Executive Compensation—Pension Benefits in 2017" and "—Nonqualified Deferred Compensation in 2017."
Perquisites	We provide additional compensation to our NEOs in the form of perquisites for the convenience of executives in meeting the demands of their positions comparable to those provided to executives at other companies in the chemical industry and the general market. The Compensation Committee reviews our policies with respect to perquisites and considers whether and to what extent it may be appropriate for our NEOs to reimburse our company for perquisites.

For a description of these perquisites and the amounts paid to our NEOs in 2017, see "Executive Compensation—2017 Summary Compensation Table" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table."
Severance Arrangements	We provide payments and benefits to our executive officers upon certain severance events through the Huntsman Executive Severance Plan (the "Executive Severance Plan"), business division severance plans, and individual severance agreements in order to attract and retain executive talent necessary for our business. We have entered into a separate severance arrangement with Peter R. Huntsman. These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy. We believe these arrangements are in line with competitive market practices.
For a description of these arrangements, see "Executive Compensation—Potential Payments upon Termination or Change of Control."

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2017 EXECUTIVE COMPENSATION DECISIONS

TOTAL TARGET DIRECT COMPENSATION

The charts below illustrate the amount of 2017 total target direct compensation allocated to each component for the Executive Chairman, the CEO and the other NEOs. In light of their unique and indispensable roles, we structure the compensation of our Executive Chairman and CEO to provide a total compensation package toward the higher end of the competitive range for executives holding comparable positions. We structure the compensation of our other executives to provide a total compensation package that is similar to the total compensation package provided to executives holding comparable positions or having similar qualifications at our Proxy Peers and other comparable companies (each as described below under "—How We Determine Executive Compensation").

The amounts actually realized by these executive officers with respect to the annual cash performance awards and long-term equity incentive awards granted in 2017 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

This mix of pay elements represents our belief that the executive officers should have elements of their compensation tied to both short- and long-term objectives. The Compensation Committee's decisions regarding the mix of pay reflects our compensation philosophy, market reference data provided by Meridian and each officer's role in achieving our strategic objectives. Note that the charts above are intended to reflect the main compensation items provided to our NEOs during 2017, and do not include secondary compensation items such as health and welfare benefits, or the one-time transaction bonuses provided to Messrs. Peter R. Huntsman, Douglas and Stryker for their efforts in connection with the Separation of Venator in 2017.

2017 BASE SALARY CHANGES

The Compensation Committee determined that the base salary of Jon M. Huntsman and Peter R. Huntsman remained competitively positioned relative to market levels and, as a result, elected not to increase their salaries in 2017. Mr. Douglas received an increase in his base salary rate in connection with his promotion to Chief Financial Officer on January 1, 2017. Mr. Hankins received a modest increase to his base salary rates consistent with the salary adjustments provided to our employee population generally; however, his base salary remains higher than that of comparable positions within our peer group to reflect the added responsibilities of his role as CEO—Asia Pacific and his responsibility for both operational and financial

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performance of our Polyurethanes division. Mr. Stryker received a slightly higher base salary increase to competitively position his compensation relative to market levels.

Officer	2016	2017(1)	% Increase

Jon M. Huntsman	$1,325,000	$1,325,000	n/a

Peter R. Huntsman	$1,700,000	$1,700,000	n/a

Sean Douglas	$367,500	$570,000	55%

Anthony P. Hankins	$872,000	$898,200	3%

David M. Stryker	$509,600	$535,000	5%

(1)
Changes in base salary rate are effective as of April 1 of the applicable year, other than Sean Douglas, whose increase was effective on January 1, 2017 in connection with his promotion to Chief Financial Officer.

2017 ANNUAL CASH PERFORMANCE AWARD

Our annual cash performance awards are designed to reward our executive officers for achievement of annual performance goals set by the Compensation Committee.

2017 Award Pool.    Each year, the Compensation Committee establishes an award pool program, which provides a mechanism to fund the annual cash performance awards based on achievement of a baseline performance hurdle established by the Compensation Committee. The award pool, together with the establishment of the baseline performance hurdle and a corresponding maximum award level, facilitates the Compensation Committee's intention that the annual cash performance awards qualified for tax deductibility under Section 162(m) of the Internal Revenue Code for the 2017 year.

For those executives whose compensation was subject to the deductibility limits of Section 162(m), 2017 cash performance awards were contingent upon achievement of a baseline performance hurdle tied to corporate adjusted EBITDA that was established by the Compensation Committee. This baseline performance hurdle was achieved for 2017. Under the formula used to establish the award pool, the maximum amount that could be paid to officers participating in the award pool as a group was 2% of actual corporate adjusted EBITDA. In addition, individual award amounts were limited to an allocated portion of the award pool for each participating officer and the stockholder approved maximum of $15 million as provided in our 2016 Stock Incentive Plan. These limits established the maximum annual dollar denominated cash performance awards that could be paid while the Compensation Committee retained discretion to pay lesser amounts based on the Compensation Committee's evaluation of the established performance measures, weightings and target and maximum award amounts described below. Actual awards to officers covered by the award pool program were based on the Compensation Committee's assessment of our overall corporate performance, as well as the financial and strategic performance objectives discussed below, utilizing the negative discretion permitted by Section 162(m).

2017 Performance Measures and Goals.    In addition to the award pool described above, the Compensation Committee selects financial and strategic performance measures that must be achieved for payment of individual cash performance awards. The Compensation Committee selects performance measures that are important to our operations and contribute to the

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creation of stockholder value. The following table provides additional detail regarding the selected performance measures for the 2017 annual cash performance awards:

Performance Measure	What It Is	Why We Use It

Corporate and divisional adjusted EBITDA(1)	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization	Primary metric by which our stockholders measure our financial performance, thus aligning the interests of management with the interests of our stockholders
Corporate and divisional free cash flow(2)	Cash from operating and investing activities, as defined on our US GAAP cash flow statements, before cash used or received from acquisition and disposition activities and spin-off separation costs.
Important measure of the financial performance of our company and has a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt
Corporate and divisional days inventory outstanding "DIO"	An indicator of the number of days on average our company holds inventory	Reducing the average days of inventory outstanding measures our efficient use of working capital, which directly impacts free cash flow
Shared services fixed costs	A measure of whether all departments shared at a corporate level by all of our businesses meet, exceed or fall short on yearly budget projections	Controlling costs at a corporate level continues to be an important strategic objective for our company
EH&S compliance	A measure of compliance with environmental performance and injury reduction objectives	Discourages risk-taking for short-term profits to the detriment of the long-term health of our company

(1)
Corporate adjusted EBITDA is calculated by eliminating the following from EBITDA: (a) business acquisition and integration expenses and purchase accounting adjustments; (b) EBITDA from discontinued operations; (c) (gain) loss on disposition of businesses/assets; (d) loss on early extinguishment of debt; (e) certain legal settlements and related expenses; (f) amortization of pension and postretirement actuarial losses; (g) net plant incident remediation costs; (h) restructuring, impairment, plant closing and transition costs; and (i) spin-off separation expenses.

(2)
Free cash flow is calculated as cash flows provided by operating activities and used in investing activities, excluding acquisition and disposition activities.

The Compensation Committee also established threshold, target and maximum performance goals for each of the financial performance measures relevant to our NEOs (in dollars in millions or percent reduction from prior year).

	2017

Performance Measure	Threshold Goal	Target Goal	Maximum Goal

Corporate adjusted EBITDA	$931.6	$1,242.1	$1,298

Corporate free cash flow	$273.2	$364.3	$400.7

Corporate DIO	0.6%	7.6%	11.7%

Polyurethanes adjusted EBITDA	$470.9	$627.9	$706.4

Polyurethanes free cash flow	$315.8	$421.0	$463.1

Polyurethanes DIO	(11.8)%	(3.6)%	1.3%

Reduction in shared services fixed costs	$329.2	$316.6	$303.9

Targets are set at aggressive levels requiring significant effort to achieve. Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards. If we achieve corporate adjusted EBITDA of less than 85% of target, the payout for all other components may be capped at target. If corporate adjusted EBITDA is less than 75% of target, the threshold goal, then payment of any other component of the award would be at the discretion of our CEO and the Compensation Committee. The Compensation Committee believes that requiring a minimum adjusted EBITDA threshold be met to receive any payment with

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respect to the annual cash performance awards both aligns executives' interests with those of stockholders and prevents excessive annual cash performance award payments in times when our financial performance fails to meet our expectations.

2017 Annual Cash Performance Award Design.    The Compensation Committee establishes target annual cash performance award amounts for the NEOs set as a percentage of their base salaries. The following table summarizes the target and maximum annual cash performance award amounts, performance measures and corresponding weightings for each of our NEOs for 2017.

Officer	Target Award Amounts	Target % of Base Salary	Maximum % of Base Salary	Performance Measures	Weightings

Jon M. Huntsman	$1,855,000	140%	280%	Corporate adjusted EBITDA	40%
				Corporate free cash flow	20%
				Corporate DIO	20%
				Strategic and operational objectives	20%

Peter R. Huntsman	$2,380,000	140%	280%	Corporate adjusted EBITDA	40%
				Corporate free cash flow	20%
				Corporate DIO	20%
				Strategic and operational objectives	20%

Sean Douglas	$399,000	70%	140%	Corporate adjusted EBITDA	30%
				Corporate free cash flow	25%
				Corporate DIO	10%
				Shared services fixed costs	15%
				Environmental, health & safety ("EH&S") compliance	20%

Anthony P. Hankins	$628,740	70%	140%	Corporate adjusted EBITDA	25%
				Polyurethanes adjusted EBITDA	15%
				Corporate free cash flow	10%
				Polyurethanes free cash flow	10%
				Corporate DIO	10%
				Polyurethanes DIO	10%
				EH&S compliance	20%

David M. Stryker	$374,500	70%	140%	Corporate adjusted EBITDA	30%
				Corporate free cash flow	25%
				Corporate DIO	10%
				Shared services fixed costs	15%
				EH&S compliance	20%

The target and maximum cash performance award amounts for the NEOs were set to generally align with competitive levels relative to comparable executive positions at our Proxy Peers and other chemical and general industrial companies. The Compensation Committee assigns different performance measures and weightings for each NEO in order to align annual incentives with the performance measures most relevant to each officer's role and most within the particular officer's control. Potential payouts of individual annual cash performance awards depends upon both company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts.

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2017 Financial Performance.    The 2017 targets were designed to require significant effort to achieve, yet to be realistic enough to incentivize our executive officers' performance. For 2017, actual performance and performance as a percentage of targets were as follows (in dollars in millions or percent reduction from prior year):

Performance Criteria	2017 Performance	% of Target

Corporate adjusted EBITDA(1)	$1,492.1	120%

Corporate free cash flow(1)	$648.3	178%

Corporate DIO	11.3%	104%

Polyurethanes adjusted EBITDA	$849.9	135%

Polyurethanes free cash flow	$545.2	130%

Polyurethanes DIO	1.3%	105%

Shared services fixed costs	$300.6	105%

(1)
Performance has been adjusted to include the results of our Pigments & Additives segment through July 31, 2017 during the time when it was part of Huntsman.

2017 EH&S Compliance Performance.    The EH&S compliance objectives were as follows:

Performance Measure	How Measured	Weighting

Process safety objective	Company-wide achievement of process safety objectives by Messrs. Douglas and Stryker and divisional achievement by Mr. Hankins.	10%
Injury reduction objective	Company-wide achievement of process safety objectives by Messrs. Douglas and Stryker and divisional achievement by Mr. Hankins.	10%

For Messrs. Douglas and Stryker, these EH&S compliance objectives were achieved above target for injury rate objectives and below target for the process safety objective. Mr. Hankins' performance was above target for process safety objectives and below target for injury reduction objectives, in each case, for the Polyurethanes division.

Performance in Strategic and Operational Objectives.

For 2017, the Compensation Committee set certain strategic and operational objectives for Jon M. Huntsman and Peter R. Huntsman. Their performance against these objectives was as follows:

Officer	Performance

Jon M. Huntsman

•

Excellent company performance in achievement of operational objectives including TSR, fixed cost reduction, return on net assets, injury reduction, corporate net debt reduction, execution of our strategic plan and leadership development

• Strong performance in overseeing the continued development of our long-term partnerships and the emergence of new opportunities
Peter R. Huntsman

•

Excellent company performance in achievement of operational objectives including TSR, fixed cost reduction, return on net assets, injury reduction, corporate net debt reduction, execution of our strategic plan and leadership development

• Excellent performance in evaluating and implementing our ongoing strategic alternatives at the company and Board levels
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2017 Annual Cash Performance Awards.    Based on the results discussed above, the Compensation Committee awarded the following annual cash performance awards:

Officer	% of Target Award Earned	Cash Performance Award Earned

Jon M. Huntsman	198%	$3,671,621

Peter R. Huntsman	198%	$4,710,759

Sean Douglas	171%	$680,822

Anthony P. Hankins	177%	$1,115,797

David M. Stryker	171%	$639,018

SPECIAL TRANSACTION BONUSES

The Separation of Venator was a significant strategic milestone for our company. We were able to obtain significant value for Venator, which enabled us, together with strong cash flow, to de-lever our balance sheet. We believe the Separation allowed us to exit 2017 with the strongest balance sheet in our history and positions us to deliver more consistent long-term earnings growth and enhanced stockholder returns.

On September 6, 2017, the Board approved transaction bonuses to be paid to Messrs. Douglas and Stryker, each in the amount of $400,000, in recognition of their significant contributions to our company in connection with the Separation. On February 7, 2018, the Board approved a transaction bonus to be paid to Peter R. Huntsman in the amount of $850,000, in recognition of his significant contributions to our company in connection with the Separation.

LONG-TERM EQUITY COMPENSATION

For 2017, the Compensation Committee approved awards of stock options, time-based restricted stock and performance share units, which vest upon the achievement of relative TSR milestones. The Compensation Committee believes relative TSR is an appropriate long-term performance metric for the performance share unit awards because it promotes strong stockholder alignment and is a prevalent metric used by other companies.

Equity Award Mix.    The long-term equity incentive awards granted to each NEO in 2017 comprised a mix of stock options (30% value), restricted stock (40% value) and performance share units (30% value). The Compensation Committee targeted long-term equity compensation awards for the NEOs at levels intended to competitively position the total target direct compensation of the executive officers and to reflect the individual roles and contributions of our NEOs. The target award amounts were converted to a number of shares based on the grant date fair value of the respective award. The 2017 long-term equity incentive awards approved for the NEOs were as follows:

Officer	Stock Options	Restricted Stock	Target Performance Share Units	Total Target Shares

Jon M. Huntsman	64,865	38,077	28,558	131,500

Peter R. Huntsman	230,270	135,174	101,380	466,824

Sean Douglas	27,568	16,183	12,137	55,888

Anthony P. Hankins	29,189	17,135	12,851	59,175

David M. Stryker	27,568	16,183	12,137	55,888

The restricted stock and stock option awards granted in 2017 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested.

The performance share unit awards granted in 2017 vest and lapse their associated restrictions on December 31, 2019, subject to the achievement of relative TSR performance metrics during the performance period from January 1, 2017 to December 31, 2019 and subject to continued service. If our absolute TSR is negative, the number of performance share units that will be vested at the end of the performance period is capped at the target number of performance share units. The performance share unit awards are settled in stock upon vesting, and any dividends paid with respect to the underlying shares are accumulated and paid when and to the extent the award vests and is earned, either in cash or additional shares at the Compensation Committee's election.

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The company peer group used to determine relative TSR performance (the "2017 Performance Peers") represents industry-specific public companies against whom we compete for market share. Although there is some overlap between the two groups, the 2017 Performance Peers differ from our Proxy Peers, described below, because these are companies whose valuations are influenced by similar financial measures and we compete against these companies for market share and investor capital.

As described below, the Proxy Peers are companies against whom we compete in the global chemical industry for business opportunities and executive talent. The 2017 Performance Peers are as follows:

• Albemarle Corporation	• Du Pont E.I. de Nemours and Company	• Stepan Company
• Ashland Inc.	• Eastman Chemical Company	• Westlake Chemical Corp.
• Celanese Corporation	• Kraton Performance Polymers Inc.
• Dow Chemical Company	• LyondellBasell Industries N.V.

For each 2017 Performance Peer, TSR is measured using a 20 trading day stock price average at the beginning and end of the performance period to smooth out any volatility. Determination of payouts, if any, will be made based on our TSR percentile performance relative to the 2017 Performance Peers at the end of the performance period. The maximum number of performance share units that may be earned under the program is 200% of the target number of shares granted if our TSR performance ranks in the 90th percentile of the 2017 Performance Peers. If our TSR performance ranks below the 25th percentile of the 2017 Performance Peers, there will be no payout. Median performance results in payout at target.

Additional details regarding these 2017 grants are provided under "Executive Compensation—Grants of Plan-Based Awards in 2017" below. None of the awards granted in 2017 provide for automatic accelerated vesting upon termination of employment or the occurrence of a change of control.

HOW WE DETERMINE EXECUTIVE COMPENSATION

Under the direction of the Compensation Committee and in coordination with our compensation consultant, our CEO and our Senior Vice President, Global Human Resources coordinate the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each executive officer's compensation, the Compensation Committee considers the nature and scope of all elements of the executive's total compensation package, the executive's responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each executive officer's historical pay and career development, individual and corporate performance, competitive practices and trends and other compensation issues.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT

The Compensation Committee, executive management and Meridian each play a key role in the Compensation Committee's annual review, evaluation and approval of our executive compensation programs.

Compensation Committee	• Articulates our compensation philosophy, establishes our executive compensation program and implements policies and plans covering our executive officers.
• Reviews, evaluates and approves the compensation structure and level for all of our executive officers.

•

Reviews each element of compensation annually for our Executive Chairman and our CEO and makes recommendations for approval by the independent members of the Board (including those members who serve on the Compensation Committee).

•

Evaluates each executive officer's performance, including through reports from other members of executive management (other than with respect to our CEO and our Executive Chairman) and, in many cases, makes personal observations in determining individual compensation decisions.

Executive Management	• Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executives officers (other than the Executive Chairman and himself).

•

Our CEO is assisted by our Senior Vice President, Global Human Resources, who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments and modifications to our compensation programs.

•

Our CEO and Senior Vice President, Global Human Resources make recommendations to the Compensation Committee regarding each element of compensation for each of our executive officers (other than the CEO and the Executive Chairman).

•

Our CEO also provides the Compensation Committee with his evaluation with respect to each executive officer's performance (other than the performance of our Executive Chairman and himself) during the prior year.

• Our finance and legal departments also assist our CEO and Senior Vice President, Global Human Resources by advising on legal and financial considerations relevant to these programs.
Compensation Consultant

•

Advises the Compensation Committee in its oversight role, advises executive management in the executive compensation design process and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

• Evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data (as discussed below).

•

Evaluates proposed compensation programs or changes to existing programs, providing information on current executive compensation trends and updates on applicable legislative, technical and governance matters.

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CONSIDERATION OF PEER COMPENSATION

To assist in its determination of the 2017 target total direct compensation levels for our executive officers, the Compensation Committee considered information included in a compensation peer review prepared by Meridian. The peer review provided competitive market data for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies (the "Proxy Peers"). Information in the compensation peer review served as a reference in the Compensation Committee's overall assessment of the competitiveness of our executive compensation program.

The Proxy Peers are representative of the companies against whom we compete in the global chemical industry for business opportunities and executive talent. Criteria used to select the Proxy Peer companies include financial measures (i.e., revenue, market capitalization and/or net income) and the industry segment in which we operate (i.e., organic chemical products and inorganic chemical products). For our market compensation review for 2017, our Proxy Peers comprised the following 16 companies:

• Air Products & Chemicals Inc.	• Monsanto Company	• Sealed Air Corporation
• Ashland Inc.	• The Mosaic Company	• Sherwin-Williams Company
• Avery Dennison Corporation	• The Olin Corporation	• The Valspar Corporation
• Celanese Corporation	• PolyOne Corporation	• Westlake Chemical Corporation
• The Chemours Company	• PPG Industries Incorporated
• Eastman Chemical Company	• Praxair Incorporated

The Compensation Committee reviews the composition of the Proxy Peers annually, resulting in some variation in the composition of the group from time to time. For 2017 compensation decisions, however, partially in response to stockholder feedback to exclude some of the larger cap companies against whom we compete and in connection with the Separation, the Compensation Committee made more significant changes to our Proxy Peers. For 2017, the Compensation Committee removed Dow Chemical, EI du Pont de Nemours and Ecolab, and added Avery Dennison, Chemours, Olin, PolyOne, Sealed Air, Valspar and Westlake Chemical.

As a supplement to competitive market data from the Proxy Peers, and to assess data for positions in which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. These data points are provided by the Equilar Executive Compensation Survey and were included in the compensation peer review. The Compensation Committee considers competitive ranges among our Proxy Peers and the broader industry groups, and does not use the data to target specific percentiles within these groups.

The Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.

INDEPENDENCE OF COMPENSATION ADVISERS

Since 2011, the Compensation Committee has retained Meridian as its compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is solely responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2017 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

The Compensation Committee has on occasion sought the advice of Vinson & Elkins LLP, a law firm that represents and receives fees from our company with respect to legal services provided in other areas. Based on a letter from Vinson & Elkins assessing their independence under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards, the Compensation Committee determined that the services provided by Vinson & Elkins to the Compensation Committee during 2017 also did not give rise to any conflicts of interest.

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COMPENSATION POLICIES AND PRACTICES

STOCK OWNERSHIP GUIDELINES

The Board has adopted Director and Executive Stock Ownership Guidelines (the "Guidelines") to more closely align our directors' and executives' interests with our stockholders' interests and to encourage directors and executives to make decisions that will be in our long-term best interests—through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our stock equal to six times base salary for the CEO, three times base salary for all other executive officers and three times the annual cash retainer for directors. The stock ownership requirement is based on the participant's base salary or annual retainer (as applicable) and the closing stock price on July 15 of each calendar year.

During any year in which a participant's ownership target is not met, he or she is required to retain at least 50% of net shares delivered through the Huntsman's stock incentive plans ("net shares" means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant's primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.huntsman.com.

As of March 9, 2018, all of our directors exceeded the ownership levels specified in the Guidelines (other than Daniele Ferrari, who was appointed to our Board on March 7, 2018). The following table provides the minimum stock ownership level for each NEO, other than Jon M. Huntsman, and the percentage of the ownership guideline achieved by the officer as of March 9, 2018:

Officer	Ownership	Share Ownership Target	% of Guideline Achieved

Peter R. Huntsman	6x	378,300	>100%

Sean Douglas	3x	63,400	>100%

Anthony P. Hankins	3x	99,900	>100%

David M. Stryker	3x	59,500	>100%

CLAWBACK POLICY

In September 2014, the Compensation Committee adopted an Executive Compensation Clawback Policy for executive officers. Under this policy, we may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct resulting in a financial restatement. We may also recover any awards made to an executive during the prior three years should the executive engage in activity that results in a financial restatement.

PROHIBITED TRANSACTIONS

Our Insider Trading Policy includes trading restrictions, which prohibit employees, directors and related persons from engaging in short-term, hedging or speculative transactions in our securities. Such persons may not execute transactions in short sales, options, such as puts and calls, or any other derivative securities or margin accounts. In addition, while we do not prohibit pledging shares, persons subject to the policy are required to exercise caution when holding securities in a margin account where such securities could be pledged as collateral.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their respective business divisions or functions and in carrying out their employment responsibilities. As discussed above, a substantial portion of our executive officers' compensation is performance-based, consistent with our approach to executive compensation. Our annual cash performance award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short and long-term success and features a cap on the maximum amount that can be earned in any single year. In addition, we measure performance in many areas other than company profit, such as environmental, health and

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safety goals, cost-saving initiatives and corporate compliance, to determine an executive's annual cash performance award. We believe this discourages risk-taking for short-term profits at the detriment of the long-term health of our company. Likewise, our long-term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price, TSR and multi-year ratable vesting schedules. Our executive stock ownership guidelines further provide a long-term focus by requiring our executives to personally hold significant levels of our stock. In addition, we implemented a clawback policy to discourage risk-taking that focuses excessively on short-term financial performance. The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our company.

ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION

We account for stock-based awards, including stock options, restricted stock and performance share unit awards, in accordance with FASB ASC Topic 718 (formerly Statement of Financial Accounting Standards No. 123R).

The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee when it is analyzing the overall level of compensation and the mix of compensation among individual elements. Overall, the Compensation Committee seeks to balance its objective of ensuring an effective compensation package for the NEOs with the desire to maximize the immediate deductibility of compensation—while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a publicly-traded corporation may deduct for compensation paid to the chief executive officer or one of the company's other three most highly compensated executives (other than the chief financial officer) who is employed on the last day of the year. "Performance-based compensation," as defined under Internal Revenue Service rules and regulations, was excluded from this $1 million limitation. Our compensation programs are structured to support organizational goals and priorities and stockholder interests. In making compensation decisions for 2017, our Compensation Committee considered the implications of Section 162(m) of the Internal Revenue Code.

The Tax Reform and Jobs Act of 2017 (the "Act") eliminated the ability of companies to rely on the "performance-based" compensation exception under Section 162(m) and the $1 million limitation on deductibility generally was expanded to include all named executive officers (including the principal financial officer). As a result, beginning in 2018, we will no longer be able to take a deduction for any compensation paid to our named executive officers in excess of $1 million unless the compensation originally qualified for the "performance-based" compensation exception and qualifies for transition relief applicable to certain arrangements in place on November 2, 2017. Despite the Compensation Committee's efforts to structure the executive compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder as amended by the Act, including the uncertain scope of the transition relief under the Act, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs.

In general, our philosophy is to seek to preserve the tax deductibility of executive compensation only to the extent practicable and consistent with our overall compensation philosophies. We do not make compensation determinations based on the accounting treatment of any particular type of award.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed Huntsman Corporation's Compensation Discussion and Analysis for the fiscal year ended December 31, 2017 as set forth above with Huntsman management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE,

Alvin V. Shoemaker, Chair
Nolan D. Archibald
Wayne A. Reaud

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PART 5	EXECUTIVE COMPENSATION

2017 SUMMARY COMPENSATION TABLE

The following table details compensation earned in the years ending 2017, 2016 and 2015 by our NEOs. Our compensation policies are discussed in "Compensation Discussion and Analysis" above.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total

Jon M. Huntsman	2017	$1,325,000	—	$1,400,002	$600,001	$3,671,621	$791,508	$2,989,595	$10,777,727
Former Executive Chairman of the Board	2016	$1,325,000	—	$1,469,998	$630,001	$2,953,959	$607,300	$475,806	$7,462,064
	2015	$1,325,000	—	$1,664,601	$713,400	$1,361,402	$772,909	$339,019	$6,176,331

Peter R. Huntsman	2017	$1,700,000	$850,000	$4,970,000	$2,129,998	$4,710,759	$2,079,525	$375,775	$16,816,057
Chairman, President and Chief	2016	$1,700,000	—	$4,970,003	$2,130,001	$3,121,569	$2,216,909	$342,629	$14,481,111
Executive Officer	2015	$1,675,000	—	$5,669,981	$2,430,000	$1,296,000	—	$442,042	$11,513,023

Sean Douglas	2017	$570,000	$400,000	$595,003	$255,004	$680,822	—	$88,741	$2,589,570
Executive Vice President and Chief
Financial Officer

Anthony P. Hankins(7)	2017	$891,650	—	$630,006	$269,998	$1,115,797	—	$410,961	$3,318,412
Division President, Polyurethanes and	2016	$865,650	—	$490,003	$210,001	$934,687	$2,825,223	$364,816	$5,690,380
CEO—Asia Pacific	2015	$839,850	—	$524,985	$224,996	$479,411	—	$326,366	$2,395,608

David M. Stryker	2017	$528,650	$400,000	$595,003	$255,004	$639,018	$238,393	$25,995	$2,682,063
Executive Vice President, General Counsel,	2016	$505,900	—	$577,504	$247,501	$494,860	$206,039	$23,511	$2,055,315
Chief Compliance Officer &Secretary	2015	$490,850	—	$507,498	$217,503	$307,879	$38,403	$25,335	$1,587,468

(1)
This column reflects bonus awards granted to Messrs. Peter R. Huntsman, Douglas and Stryker in recognition of each officer's significant contributions to us in 2017 in connection with the separation of our Pigments and Additives business and transactions with respect to the related initial public offering of Venator. See "—2017 Executive Compensation Decisions—Special Transaction Bonuses."

(2)
This column reflects the aggregate grant date fair value of awards of restricted stock and, beginning in 2015, performance share units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock awards, fair value is calculated using the closing price of our stock on the date of grant. For purposes of performance share unit awards, fair value is calculated based on the probability of attaining the target performance goals on the date of grant. For information on the valuation assumptions with regard to stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, 2016 or 2015, respectively, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(3)
This column reflects the aggregate grant date fair value of stock options for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended 2017, 2016 or 2015, respectively, as filed with the SEC.

(4)
This column reflects the annual cash performance awards that were earned for 2017 and paid during the first quarter of 2018. These awards are discussed in further detail under "Compensation Discussion and Analysis—2017 Executive Compensation Decisions—2017 Annual Cash Performance Award."

(5)
This column reflects the aggregate amount of any change in pension value in 2017 for each of the NEOs, to the extent any such aggregate change is positive. See "—Pension Benefits in 2017" for additional information, including the present value assumptions used in this calculation. None of the NEOs had above-market or preferential earnings on nonqualified deferred compensation during 2017. See "—Nonqualified Deferred Compensation in 2017" for additional information.

(6)
The methodology used to compute the aggregate incremental cost of perquisites and other personal benefits for each individual NEO is based on the total cost to our company, and such costs are required to be reported under SEC rules when the total cost are equal to or greater than $10,000 in the aggregate for a NEO. The table
41 | HUNTSMAN 2018 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

  below details the components reported in the "All Other Compensation" column of the Summary Compensation Table for 2017. Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs.

	Jon M. Huntsman(a)	Peter R. Huntsman(b)	Sean Douglas(c)	Anthony P. Hankins(d)	David M. Stryker(e)

Personal Use of Auto	—	—	$10,350	—	$7,822

Personal Use of Aircraft	$218,581	$60,552	—	—	—

Foreign Assignment Costs & Allowances	—	—	—	$122,025	—

Foreign Assignment Tax Gross-Up	—	—	—	$102,558	—

Family Travel	—	$1,184	—	—	—

Company Contributions

401(k) Plan Match	—	$10,800	$10,800	$10,800	$10,800

401(k) Plan Non-discretionary Contribution	—	$16,200	$16,200	$16,200	—

Supplemental Savings Plan Match	—	$7,200	$20,073	$62,253	$7,200

Supplemental Savings Plan Non-discretionary Contribution	—	$273,094	$30,110	$93,380	—

Supplemental Savings Plan Tax Gross-Up	—	$6,745	$1,208	$3,745	$173

Severance	$2,650,000

Severance Healthcare	$70,052

Vacation Pay	$50,962

Total	$2,989,595	$375,775	$88,741	$410,961	$25,995

  (a)
  The cost to us for personal use of our aircraft is calculated according to a time-sharing agreement whereby incremental total direct costs including fuel, maintenance, repairs, insurance, etc. are assigned to us by number of flight hours used. We followed a quarterly cost calculation method to account for the 68.8 personal flight hours used by Jon M. Huntsman during 2017. Further details regarding Mr. Jon Huntsman's severance benefits are included below within the section titled "Potential Payments Upon Termination or a Change of Control."

  (b)
  The cost to us for personal use of our aircraft is calculated according to a time-sharing agreement whereby incremental total direct costs including fuel, maintenance, repairs, insurance, etc. are assigned to us by number of flight hours used. We followed a quarterly cost calculation method to account for the 19 personal flight hours used by Peter R. Huntsman during 2017. Contributions to the Supplemental Savings Plan on Peter R. Huntsman's behalf are included in our Nonqualified Deferred Compensation Table below. Associated with our contributions to the Supplemental Savings Plan, we incurred $6,745 in 2017 to gross-up Medicare taxes.

  (c)
  Contributions to the Supplemental Savings Plan on Mr. Douglas' behalf are included in our Nonqualified Deferred Compensation Table below. Associated with our contributions the Supplemental Savings Plan, we incurred $1,208 in 2017 to gross-up Medicare taxes.

  (d)
  As a citizen of the U.K. with residence in the U.S., we incurred foreign assignment costs on Mr. Hankins' behalf during 2017 that included $52,986 in housing allowances and costs and $69,039 for perquisites, including international location and car allowance. In addition, we incurred $102,558 in tax gross-ups and equalization associated with Mr. Hankins' foreign assignment. Contributions to the Supplemental Savings Plan on Mr. Hankins' behalf are included in our Nonqualified Deferred Compensation Table below. Associated with our contributions to the Supplemental Savings Plan, we incurred $3,745 to gross-up Medicare taxes.

  (e)
  Contributions to the Supplemental Savings Plan on Mr. Stryker's behalf are included in our Nonqualified Deferred Compensation Table below. Associated with our contributions to the Supplemental Savings Plan, we incurred $173 in 2017 to gross up Medicare taxes.

(7)
For reporting purposes, the 2017 pension value for Mr. Hankins has been converted using an exchange rate of 1 GBP to 1.253 USD being the exchange rate as of February 27, 2017 (which is the internal date used to estimate pro forma elements of compensation). Values for 2015 and 2016 were calculated based on exchange rates applicable in those years and have not been recast to conform to the 2017 GBP exchange rate.
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HUNTSMAN CORPORATION : PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2017

The following table provides information about annual cash performance awards granted through our annual cash performance award program and long-term equity incentive awards granted through the 2016 Stock Incentive Plan to the NEOs in 2017.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(3)	All Other Option Awards(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Sh)	($)

Jon M. Huntsman	02/01/17	—	$1,855,000	$3,710,000	—	—	—	—	—	—	—

	02/01/17	—	—	—	7,140	28,558	57,116	—	—	—	$600,004

	02/01/17	—	—	—	—	—	—	38,077	—	—	$799,988

	02/01/17	—	—	—	—	—	—	—	64,865	$21.01	$600,001

Peter R. Huntsman	02/01/17	—	$2,380,000	$4,760,000	—	—	—	—	—	—	—

	02/01/17	—	—	—	25,345	101,380	202,760	—	—	—	$2,129,994

	02/01/17	—	—	—	—	—	—	135,174	—	—	$2,840,006

	02/01/17	—	—	—	—	—	—	—	230,270	$21.01	$2,129,998

Sean Douglas	02/01/17	—	$399,000	$798,000	—	—	—	—	—	—	—

	02/01/17	—	—	—	3,034	12,137	24,274	—	—	—	$254,998

	02/01/17	—	—	—	—	—	—	16,183	—	—	$340,005

	02/01/17	—	—	—	—	—	—	—	27,568	$21.01	$255,004

Anthony P. Hankins	02/01/17	—	$628,740	$1,257,480	—	—	—	—	—	—	—

	02/01/17	—	—	—	3,213	12,851	25,702	—	—	—	$270,000

	02/01/17	—	—	—	—	—	—	17,135	—	—	$360,006

	02/01/17	—	—	—	—	—	—	—	29,189	$21.01	$269,998

David M. Stryker	02/01/17	—	$374,500	$749,000	—	—	—	—	—	—	—

	02/01/17	—	—	—	3,034	12,137	24,274	—	—	—	$254,998

	02/01/17	—	—	—	—	—	—	16,183	—	—	$340,005

	02/01/17	—	—	—	—	—	—	—	27,568	$21.01	$255,004

(1)
These columns show annual cash performance awards granted under our annual cash performance award program to the NEOs in 2017. See the chart and accompanying narrative disclosure in "Compensation Discussion and Analysis—2017 Executive Compensation Decisions—2017 Annual Cash Performance Award" for additional information with respect to these amounts. The amounts reported in the table represent the target and maximum cash performance award guidelines established by the Compensation Committee but do not reflect the maximum annual dollar denominated incentive award amount that could be paid under the annual pool program, which amount is not determinable at the time the awards are granted and may not exceed the $15 million limit under the 2016 Stock Incentive Plan. The amounts actually earned by each of the NEOs pursuant to our annual cash performance award program for 2017 are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
These columns show performance share units granted under the 2016 Stock Incentive Plan to the NEOs in 2017. The performance share units vest on December 31, 2018, subject to the achievement of relative TSR performance metrics. Amounts reported in the (a) "Threshold" column reflect the threshold number of performance share units (i.e., 25% of target) that may be earned for a certain minimum level of performance, (b) "Target" column reflects the target number of performance share units, or 100%, that may be earned and (c) "Maximum" column reflect the maximum number of performance share units that may be earned (i.e., 200% of target), in each case, based on relative TSR achievement against applicable performance metrics. If performance is below the threshold, no performance share units are earned. See "Compensation Discussion and Analysis—2017 Executive Compensation Decisions—Long-Term Equity Compensation" for additional information with respect to these awards.

(3)
This column shows the number of restricted shares granted under the 2016 Stock Incentive Plan to the NEOs in 2017. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. During the restriction period, each restricted share entitles the individual to vote such share, and each restricted share entitles the individual to accrue quarterly payments by us equal to the quarterly dividend on one share of our common stock.

(4)
This column shows the number of nonqualified options granted under the 2016 Stock Incentive Plan to the NEOs in 2017. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(5)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our common stock on the New York Stock Exchange on the date of grant.

(6)
This column shows the full grant date fair value of the awards computed in accordance with FASB ASC Topic 718. With respect to the performance share units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures.
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HUNTSMAN CORPORATION : PROXY STATEMENT

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Information regarding the elements of our executive compensation program for 2017 is provided above under "Compensation Discussion and Analysis." The following is a discussion of material factors necessary to obtain an understanding of information disclosed under "—2017 Summary Compensation Table" and "Grants of Plan-Based Awards in 2017" that is not otherwise discussed in the Compensation Discussion and Analysis.

Aircraft Use Policy.    We have an Aircraft Use Policy to carefully manage use of our aviation assets in a manner that best meets the goals of improving senior management's effectiveness and availability. Under this policy, certain of our executive officers may have personal use of company aircraft to the extent that such executive officer reimburses our company for the costs associated with their respective personal use of company aircraft. To mitigate security concerns and to maximize time available to spend on company business, the Compensation Committee permitted our former Executive Chairman and CEO to have personal use of company aircraft without cost (subject to availability and the Compensation Committee's authority to limit any such personal use). For 2017, personal use for our former Executive Chairman was limited to 150 flight hours while personal use by our CEO was unlimited. We do not make gross-up payments for out-of-pocket tax obligations resulting from any personal use of our company aircraft.

Air Travel Allowance.    Pursuant to our Business Expense and Travel Policy, we offer all employees the opportunity to receive an air travel allowance to encourage cost savings to us. When an employee is authorized to fly business class but chooses to fly coach class, we pay the employee an amount equal to half the difference between the lowest cost business class ticket and the fare paid up to a maximum of $2,000.

Company Car.    We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.

Foreign Assignment.    In accordance with our practice with respect to employees on assignment in a foreign country, Mr. Hankins entered into a letter agreement on November 1, 2000 with our subsidiary Huntsman Polyurethanes Americas, now known as Huntsman International LLC, detailing the terms of his secondment from Huntsman Polyurethanes (UK) Ltd. The primary purpose of this letter agreement is to provide Mr. Hankins with details regarding repatriation to his home country following the completion of his foreign assignment. This letter agreement also defines the initial elements of Mr. Hankins' compensation package, including base salary and an annual cash performance award, and provides for customary expatriation arrangements, including an international location allowance expressed as a percentage of annual salary.

Family Travel.    Travel costs for family members of employees or consultants are reimbursable by our company under limited circumstances. Employees and consultants are generally responsible for any taxable income associated with this reimbursement.

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HUNTSMAN CORPORATION : PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2017 YEAR-END

The following table provides information on the outstanding stock options, restricted stock awards and performance share units held by the NEOs as of December 31, 2017. The market value of the restricted stock and performance share unit awards is based on the closing market price of our stock on December 29, 2017 (the last trading day of fiscal 2017), which was $33.29.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options(1)						Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that Have Not Vested(5) ($)
				Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Name	Date of Award	Exercisable (#)	Unexercisable (#)

Jon M. Huntsman(6)	02/01/17	64,865	—	$21.01	08/02/18	—	—	57,116	$1,901,392

	02/03/16	214,286	—	$8.86	08/02/18	—	—	142,212	$4,734,237

	02/04/15	70,355	—	$22.77	08/02/18	9,133	$304,038	—	—

Peter R. Huntsman	02/01/17	—	230,270	$21.01	02/01/27	135,174	$4,499,942	202,760	$6,749,880

	02/03/16	241,497	482,993	$8.86	02/03/26	213,694	$7,113,873	480,812	$16,006,231

	02/04/15	159,764	79,881	$22.77	02/04/25	78,538	$2,614,530	—	—

	02/05/14	368,640	—	$21.22	02/05/24	—	—	—	—

	02/06/13	378,788	—	$17.85	02/06/23	—	—	—	—

	02/01/12	393,082	—	$13.41	02/01/22	—	—	—	—

	02/02/11	216,920	—	$17.59	02/02/21	—	—	—	—

	02/23/10	150,215	—	$13.50	02/23/20	—	—	—	—

	03/02/09	400,000	—	$2.59	03/02/19	—	—	—	—

Sean Douglas	02/01/17	—	27,568	$21.01	02/01/27	16,183	$538,732	24,274	$808,081

	02/03/16	16,214	32,425	$8.86	02/03/26	10,759	$358,167	—	—

	09/09/15	24,430	12,215	$15.33	09/09/25	4,892	$162,855	—	—

Anthony P. Hankins	02/01/17	—	29,189	$21.01	02/01/27	17,135	$570,424	25,702	$855,620

	02/03/16	23,810	47,619	$8.86	02/03/26	21,068	$701,354	47,404	$1,578,079

	02/04/15	14,793	7,396	$22.77	02/04/25	7,271	$242,052	—	—

	02/05/14	38,941	—	$21.22	02/05/24	—	—	—	—

	02/06/13	47,348	—	$17.85	02/06/23	—	—	—	—

	02/01/12	58,962	—	$13.41	02/01/22	—	—	—	—

	02/02/11	54,230	—	$17.59	02/02/21	—	—	—	—

	02/23/10	32,189	—	$13.50	02/23/20	—	—	—	—

	03/02/09	46,735	—	$2.59	03/02/19	—	—	—	—

David M. Stryker	02/01/17	—	27,568	$21.01	02/01/27	16,183	$538,732	24,274	$808,081

	02/03/16	13,062	56,122	$8.86	02/03/26	24,830	$826,591	55,870	$1,859,912

	02/04/15	14,300	7,150	$22.77	02/04/25	7,029	$233,995	—	—

	02/05/14	36,345	—	$21.22	02/05/24	—	—	—	—

	06/10/13	42,424	—	$18.56	06/10/23	—	—	—	—

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2017, outstanding option awards granted on March 2, 2009, February 23, 2010, February 2, 2011, February 1, 2012, February 6, 2013 and February 5, 2014 are 100% vested. No option awards were granted in 2008. The outstanding option awards granted on February 4, 2015 were vested as to 66 2/3% on February 4, 2017, and will vest as to 100% on February 4, 2018. The outstanding option awards granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and will vest as to 66 2/3% on February 3, 2018 and as to 100% on February 3, 2019. The option awards granted February 1, 2017 will vest as to 33 1/3% on February 1, 2018, and will vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020.

(2)
Restricted stock awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2017, the restricted stock awards granted on February 4, 2015 vested as to 66 2/3% on February 4, 2017, and will vest as to 100% on February 4, 2018. The outstanding restricted stock awards granted on February 3, 2016 vested as to 33 1/3% on February 3, 2017, and will vest as to 66 2/3% on February 3, 2018 and as to 100% on February 3, 2019. The outstanding restricted stock awards granted on February 1, 2017 will vest as to 33 1/3% on February 1, 2018, and will vest as to 66 2/3% on February 1, 2019 and as to 100% on February 1, 2020.

For performance share units granted on February 4, 2015, awards were divided into two equal tranches. The first tranche had a performance period that ended on December 31, 2016, subject to the achievement of relative TSR performance metrics. None of the performance share units assigned to that tranche were deemed to be earned as of December 31, 2016, and thus no awards from that tranche are deemed to be outstanding for purposes of this table. The second

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HUNTSMAN CORPORATION : PROXY STATEMENT

  tranche had a performance period that ended on December 31, 2017, subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the second tranche of the 2015 awards reflect an estimated 58.3% payout of target shares based on the achievement with respect to the applicable performance metrics, as performance at December 31, 2017. The shares were not deemed fully vested until certification occurred in February 2018. These undelivered shares have been added to the column values as follows: 9,133 shares for Jon M. Huntsman, 31,108 shares for Peter R. Huntsman, 2,880 shares for Mr. Hankins, and 2,784 shares for Mr. Stryker.

(3)
The market value of unvested restricted stock and undelivered performance share units from the second tranche of our February 4, 2015 grant reported in this column is calculated by multiplying $33.29, the closing market price of our stock on December 29, 2017 (the last trading day of fiscal 2017), by the number of unvested restricted shares as of December 31, 2017 for each restricted stock grant listed above.

(4)
The performance share units granted on February 3, 2016 have a performance period of three years ending on December 31, 2018, subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2016 grant reflect an estimated payout of a number of shares based on the maximum level of achievement with respect to the applicable performance metrics, as performance through December 31, 2017 exceeded the target performance level. The performance share units granted on February 1, 2017 have a performance period of three years ending on December 31, 2019, also subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2017 grant reflect an estimated payout of a number of shares based on the maximum level of achievement with respect to the applicable performance metrics, as performance through December 31, 2017 exceeded the target performance level.

(5)
The market value of unvested performance share units reported in this column is calculated by multiplying $33.29, the closing market price of our stock on December 29, 2017 (the last trading day of fiscal 2017), by the number of unvested performance share units as of December 31, 2017 based on the level of achievement with respect to the applicable performance metrics.

(6)
Jon M. Huntsman was not awarded long-term equity incentive compensation from the date of our initial public offering through the end of 2009.

OPTION EXERCISES AND STOCK VESTED DURING 2017

The following table presents information regarding the vesting of restricted stock awards during 2017 for each NEO.

	Option Awards(1)		Stock Awards(2)

Name	Number of Shares Acquired on Exercise in 2017 (#)	Value Realized on Exercise ($)	Number of Shares Vested in 2017 (#)	Value Realized on Vesting ($)

Jon M. Huntsman	—	—	198,088	$5,538,433

Peter R. Huntsman	464,785	$427,602	210,044	$4,316,404

Sean Douglas	—	—	10,273	$241,881

Anthony P. Hankins	246,398	$5,454,130	20,817	$427,790

David M. Stryker	15,000	$347,100	22,159	$455,368

(1)
The following tabular disclosure provides information regarding the value realized for option exercises.

					Options Exercised

Name	Grant Date	Exercise Date	Price on Grant Date	Price on Exercise Date	(#)	Value Realized ($)	Net Shares Issued (#)	Market Value of Net Shares ($)

Peter R. Huntsman	02/20/07	02/17/17	$20.66	$21.58	464,785	$427,602	11,502	$248,213

					464,785	$427,602

Anthony P. Hankins	02/20/07	02/17/17	$20.66	$21.35	66,398	$45,808	—	—

	03/02/09	10/31/17	$2.59	$31.76	40,000	$1,166,952	—	—

	03/02/09	10/31/17	$2.59	$32.00	40,000	$1,176,544	—	—

	03/02/09	12/28/17	$2.59	$33.21	33,000	$1,010,510	—	—

	03/02/09	12/28/17	$2.59	$33.25	34,000	$1,042,549	—	—

	03/02/09	12/28/17	$2.59	$33.25	33,000	$1,011,767	—	—

					246,398	$5,454,130

David M. Stryker	02/03/16	10/31/17	$8.86	$32.00	15,000	$347,100	—	—

					15,000	$347,100

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HUNTSMAN CORPORATION : PROXY STATEMENT
(2)
The following tabular disclosure provides information regarding the market value of the underlying shares on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

				Restricted Stock Vested		Shares Withheld for Tax Obligation		Net Shares Issued

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value

Jon M. Huntsman	02/03/16	02/03/17	$20.55	31,603	$649,442	10,236	$210,350	21,367	$439,092

	02/04/15	02/04/17	$20.55	13,925	$286,159	4,505	$92,578	9,420	$193,581

	02/05/14	02/05/17	$20.55	37,354	$767,625	17,292	$355,351	20,062	$412,274

	02/01/17	12/29/17	$33.29	38,077	$1,267,583	17,878	$595,159	20,199	$672,425

	02/03/16	12/29/17	$33.29	63,205	$2,104,094	29,675	$987,881	33,530	$1,116,214

	02/04/15	12/29/17	$33.29	13,924	$463,530	6,538	$217,650	7,386	$245,880

				198,088	$5,538,433	86,124	$2,458,969	111,964	$3,079,466

Peter R. Huntsman	02/03/16	02/03/17	$20.55	106,848	$2,195,726	37,693	$774,591	69,155	$1,421,135

	02/04/15	02/04/17	$20.55	47,431	$974,707	19,898	$408,904	27,533	$565,803

	02/05/14	02/05/17	$20.55	55,765	$1,145,971	23,394	$480,747	32,371	$665,224

				210,044	$4,316,404	80,985	$1,664,242	129,059	$2,652,162

Sean Douglas	02/03/16	02/03/17	$20.55	5,381	$110,580	1,665	$34,216	3,716	$76,364

	09/09/15	09/09/17	$26.84	4,892	$131,301	1,338	$35,912	3,554	$95,389

				10,273	$241,881	3,003	$70,128	7,270	$171,753

Anthony P. Hankins	02/03/16	02/03/17	$20.55	10,535	$216,494	2,958	$60,787	7,577	$155,707

	02/04/15	02/04/17	$20.55	4,392	$90,256	1,202	$24,701	3,190	$65,555

	02/05/14	02/05/17	$20.55	5,890	$121,040	1,611	$33,106	4,279	$87,933

				20,817	$427,790	5,771	$118,594	15,046	$309,195

David M. Stryker	02/03/16	02/03/17	$20.55	12,416	$255,149	3,583	$73,631	8,833	$181,518

	02/04/15	02/04/17	$20.55	4,245	$87,235	1,162	$23,879	3,083	$63,356

	02/05/14	02/05/17	$20.55	5,498	$112,984	1,504	$30,907	3,994	$82,077

				22,159	$455,368	6,249	$128,417	15,910	$326,951

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HUNTSMAN CORPORATION : PROXY STATEMENT

PENSION BENEFITS IN 2017

The table below sets forth information on the pension benefits for the NEOs under our pension plans, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit at December 31, 2017 for the NEO under each plan based upon the assumptions described below.

Name(1)	Plan Name	Number of Years of Credited Service(2)	Present Value of Accumulated Benefit(3)	Payments During Last Fiscal Year

		(#)	($)	($)

Jon M. Huntsman	Huntsman Defined Benefit Pension Plan	40.167	$227,872	$20,654

	Supplemental Executive Retirement Plan		$5,669,075 (4)	$3,137,512 (4)

Peter R. Huntsman	Huntsman Defined Benefit Pension Plan	34.417	$3,242,757	—

	Supplemental Executive Retirement Plan		$12,807,388	—

Anthony P. Hankins(5)	Huntsman Pension Scheme (U.K.)	32.583	$11,996,254	—

David M. Stryker(6)	Huntsman Defined Benefit Pension Plan	4.5	$366,892	—

	Supplemental Executive Retirement Plan	14.5	$1,100,960	—

(1)
Mr. Douglas does not participate in any of our pension plans.

(2)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in "Note 18. Employee Benefit Plans" to our consolidated financial statements included in our 2017 Form 10-K.

(3)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in "Note 18. Employee Benefit Plans" to our consolidated financial statements included in our 2017 Form 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 65 was utilized for Messrs. Peter R. Huntsman and Stryker, and a normal retirement (earliest unreduced) age of 62 was used for Mr. Hankins. With the exception of Jon M. Huntsman, all accrued benefits are assumed payable at the plan's earliest unreduced retirement age. It is assumed that Jon M. Huntsman's benefits are payable immediately. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2017.

(4)
The $3,137,512 paid to Jon M. Huntsman in 2017 under the Supplemental Executive Retirement Plan represents distributions in connection with his service prior to his retirement from Huntsman in 2001. The $5,669,075 of accumulated benefit is attributable to his service following his return to Huntsman until December 31, 2017.

(5)
As of December 31, 2017, Mr. Hankins had served 38.4 years with our company. The Huntsman Pension Scheme (U.K.) was frozen to new participants and years of credited service ceased to accrue as of February 29, 2012. Benefits for Mr. Hankins under this plan will only increase based on changes in salary.

(6)
We credited Mr. Stryker with 10 years of service under the Supplemental Executive Retirement Plan when he was hired in June 2013.

In the U.S., we sponsor the Huntsman Defined Benefit Pension Plan (the "Huntsman Pension Plan"), a tax-qualified defined benefit pension plan. Effective July 1, 2004, the formula used to calculate future benefits under the Huntsman Pension Plan was changed to a cash balance formula. The benefits accrued under the plan as of June 30, 2004 were used to calculate opening cash balance accounts. Of our NEOs, Messrs. Jon M. Huntsman, Peter R. Huntsman and Stryker were participants in the Huntsman Pension Plan in 2017. The Huntsman Pension Plan was closed to new participants effective July 1, 2014.

The Huntsman Supplemental Executive Retirement Plan (the "Supplemental Executive Retirement Plan") is a non-qualified supplemental pension plan that provides benefits for designated executive officers based on certain compensation amounts not included in the calculation of benefits payable under the Huntsman Pension Plan. Of our NEOs, Messrs. Jon M. Huntsman, Peter R. Huntsman and Stryker were participants in the Supplemental Executive Retirement Plan in 2017. The compensation taken into account for these NEOs under the Supplemental Executive Retirement Plan includes amounts in excess of the qualified plan limitations. The Supplemental Executive Retirement Plan benefit is calculated as the difference between (1) the benefit determined using the Huntsman Pension Plan formula with unlimited base salary plus annual cash performance awards, and (2) the benefit determined using base salary plus annual cash performance awards as limited by federal regulations.

Both plans express benefits as a hypothetical cash balance account established in each participant's name, and a participant's account receives two forms of credits: "pay credits" and "interest credits." Pay credits equal a percentage of a participant's compensation and are credited to a participant's account on an annual basis. "Compensation" for this purpose includes both salary and annual cash performance awards. "Compensation" under the Huntsman Pension Plan is subject to the compensation limit applicable to tax-qualified plans of $265,000 for 2017. The benefit that would be available under the Huntsman Pension Plan, but for this limitation, is provided under the Supplemental Executive Retirement Plan. The applicable pay credit percentage for our NEOs ranges between 9% and 12% depending on the participant's combined age and years of service as of the start of

48 | HUNTSMAN 2018 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

each plan year. The 2017 pay credits for the Huntsman Pension Plan are $32,400 for Jon M. Huntsman, $32,400 for Peter R. Huntsman and $24,300 for Mr. Stryker. The 2017 pay credits for the Supplemental Executive Retirement Plan are $481,075, $546,188 and $83,169 for Messrs. Jon M. Huntsman, Peter R. Huntsman and Stryker, respectively.

"Interest credits" for a plan year are based on the 30-year U.S. Treasury yield for November of the prior year. The minimum annual interest credit rate is 5.0%. The 2017 interest credits for the Huntsman Pension Plan are $10,544, $112,202 and $12,604 for Messrs. Jon M. Huntsman, Peter R. Huntsman and Stryker, respectively. The 2017 interest credits for the Supplemental Executive Retirement Plan are $247,048, $475,260 and $42,709 for Messrs. Jon M. Huntsman, Peter R. Huntsman and Stryker, respectively.

Pursuant to the terms of the Huntsman Pension Plan, at termination of employment for any reason after having completed at least three years of service, a participant will receive the amount then credited to the participant's cash balance account in an actuarially equivalent joint and survivor annuity (if married) or single life annuity (if not married). Participants may also choose from other optional forms of benefit, including a lump-sum payment in the amount of the cash balance account. For participants in the prior Supplemental Executive Retirement Plan (including Peter R. Huntsman), the Huntsman Pension Plan also includes a minimum benefit that guarantees that a participant's benefit will not be less than the benefit accrued under the prior formula at transition (July 1, 2004) plus the benefit attributable to pay credits, with interest credits, beginning July 1, 2004. Under the prior plan provisions, the monthly basic benefit equaled one-twelfth of 1.4% of average earnings multiplied by pension service prior to January 1, 2000, plus 1.5% of average earnings multiplied by pension service after January 1, 2000, less 50% of the Social Security benefit prorated by pension service, payable as a life annuity to the participant. The prior Supplemental Executive Retirement Plan mirrored the benefit from the Huntsman Pension Plan. For participants taking an annuity, early retirement reductions apply if retirement occurs before normal retirement age (defined as age 65 with 5 years of service) and on or after the earlier of (i) both attaining age 50 and age plus vesting service equal to 80 or more, or (ii) age 55 with 10 years of vesting service. The effect of these reductions is to reduce the annuity amount paid by 5% per year for each year beginning at age 59 until age 50 where the amount paid would be 50%. As of December 31, 2017, Peter R. Huntsman is our only NEO eligible for early retirement.

Vested benefits under the Supplemental Executive Retirement Plan are paid 30 days following a participant's separation from service, unless the participant is a "specified employee" for purposes of Section 409A of the Internal Revenue Code ("Section 409A"), in which case payment will be delayed for six months. Vested benefits are paid in a single cash lump sum unless the participant elects: (1) a life annuity, (2) a life annuity with payments guaranteed for 120 months, or (3) a joint and survivor annuity providing survivor benefits equal to 50% or 100% (as elected by the participant) of the annuity payable to the participant. Benefits are unvested until the earlier to occur of: (1) completion of ten years of service, (2) termination on account of death or "Disability" or on or after attainment of "Normal Retirement Age," or (3) termination without "Reasonable Cause." Each NEO is fully vested in his benefit under the Supplemental Executive Retirement Plan. Jon M. Huntsman received distributions in 2017 from his Huntsman Pension Plan and Supplemental Executive Retirement Plan accounts in connection with his prior retirement from Huntsman in 2001.

"Disability" under the Huntsman Pension Plan provides that, for a disabled participant, service and benefit accruals continue for 24 months. After 24 months, disabled participants are deemed to be terminated participants. Disability is defined as total and permanent disability, as determined by the administrator of our long-term disability plan.

"Normal Retirement Age" is retirement eligibility upon age 65 with 5 years of service under the Huntsman Pension Plan and Supplemental Executive Retirement Plan.

"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform his duties.

We also sponsor retirement benefit plans in connection with our operations in the U.K. Of our NEOs, Mr. Hankins participates in the Huntsman Pension Scheme for U.K. associates in the Polyurethanes division. The Huntsman Pension Scheme (U.K.) in which Mr. Hankins participates provides a benefit of 2/3rd of final pensionable compensation times actual years of service through February 29, 2012, divided by total possible service to retirement. Final pensionable compensation is notional base salary received during the 12 months prior to retirement. Normal retirement age for the Huntsman Pension Scheme (U.K.) is age 62 and participants retiring as early as age 50 may receive a reduced pension amount between 37% at age 50 and 66.7% at age 61. These benefits also include U.K. social security benefits. As of December 31, 2017, Mr. Hankins had approximately 32.6 years of credited service in the U.K., and is fully vested in these benefits. The Huntsman Pension Scheme (U.K.) was frozen to new participants as of February 29, 2012 and, after that date, benefits for current participants under the plan will only increase based on changes in salary.

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HUNTSMAN CORPORATION : PROXY STATEMENT

NONQUALIFIED DEFERRED COMPENSATION IN 2017

We provide executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) the 401(k) Plan; and (2) the Supplemental Savings Plan. Jon M. Huntsman did not participate in the 401(k) Plan or the Supplemental Savings Plan. The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 25% of base salary and annual cash performance awards are permitted up to dollar limits established annually by the Internal Revenue Service ("IRS"). The Supplemental Savings Plan is a nonqualified salary deferral plan and allows designated executive officers to defer up to 75% of eligible salary and up to 75% of annual cash performance awards. The Supplemental Savings Plan also provides benefits for participants in the form of company matching contributions based on certain compensation amounts not included in the calculation of benefits payable under the 401(k) Plan because of limits under federal law on compensation ($270,000 in 2017). As required by Section 409A, deferrals must be elected in the calendar year preceding the year in which the compensation deferred is earned. Peter R. Huntsman did not defer any earnings into the Supplemental Savings Plan in 2017.

Executive officers were previously offered the opportunity to participate in the SEMPP, a non-qualified plan that provided benefits not allowed under the MPP due to IRS compensation and allocation limits. The MPP was a tax-qualified broad-based employee savings plan that was merged into our 401(k) Plan on October 15, 2014. Contributions under the SEMPP and the MPP ceased September 1, 2014; however, our NEOs still maintain a balance in the SEMPP, which is reflected in the table below.

The table below provides information on the nonqualified deferred compensation of the NEOs in 2017 under the Supplemental Savings Plan and the SEMPP. The NEOs cannot withdraw any amounts from their nonqualified deferred compensation balances for a period of six months following the date of their termination of employment or retirement. No withdrawals or distributions were made in 2017.

Name	Executive Contributions in Last FY(1)	Huntsman Contributions in Last FY(2)		Aggregate Earnings in Last FY(3)	Aggregate Balance at Last FYE(4)

Peter R. Huntsman	—	$280,294	(5)	$362,983	$8,004,112	(6)

Sean Douglas	$77,183	$50,183	(7)	$5,146	$206,759	(8)

Anthony P. Hankins	$89,165	$155,634	(9)	$67,509	$3,065,870	(10)

David M. Stryker	—	$7,200	(11)	$710	$35,932	(12)

(1)
These contributions represent deferrals under the Supplemental Savings Plan and are included in the Salary column of the Summary Compensation Table for 2017 set forth above.

(2)
These amounts represent contributions to our Supplemental Savings Plan and are included in the "All other compensation" column of the Summary Compensation Table for 2017 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
Amounts reflected in this column for each NEO who participates in the plans were previously reported as compensation to the executive officer in the Summary Compensation Table as follows: Peter R. Huntsman—$2,256,629, Mr. Hankins—$716,233, and Mr. Stryker—$12,600. We ceased contributions to the SEMPP as of August 31, 2014. Mr. Stryker also received a contribution of $7,400 in 2015 that was not reflected in the Summary Compensation Table, but is reflected in the amounts within the table above.

(5)
This amount includes a contribution of $7,200 contribution match and $273,094 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.

(6)
This amount includes $939,391 from our Supplemental Savings Plan and $7,064,721 from the SEMPP.

(7)
This amount includes a contribution of $20,073 contribution match and $30,110 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.

(8)
This amount includes $206,759 from our Supplemental Savings Plan.

(9)
This amount includes a contribution of $62,253 contribution match and $93,380 which represents a 6% nondiscretionary contribution to the Supplemental Savings Plan.

(10)
This amount includes $2,374,019 from our Supplemental Savings Plan and $691,851 from the SEMPP.

(11)
This amount includes a contribution of $7,200 contribution match to the Supplemental Savings Plan.

(12)
This amount comprises $35,932 from our Supplemental Savings Plan.
50 | HUNTSMAN 2018 PROXY

HUNTSMAN CORPORATION : PROXY STATEMENT

The Supplemental Savings Plan provides for payment of benefits to a participant upon the earlier to occur of a "Change of Control" or a termination of the participant's service. Benefits paid upon a "Change of Control" are always paid in a single lump-sum payment. Benefits payable upon a separation from service can be made (at the election of the participant) in either a single lump-sum payment or in substantially equal installments over a period selected by the participant that does not exceed 10 years. In addition, the participant may request distribution of all or a portion of the amounts credited to his account upon an "Unforeseeable Emergency." Payments upon separation from service will be delayed six months in accordance with Section 409A in the event a participant is a "specified employee" for purposes of Section 409A. The Supplemental Savings Plan was amended on September 1, 2014 to increase the eligible match to 4% of pay. Additionally, for individuals who had been participants in the MPP or SEMPP plans, we provide a 6% non-discretionary contribution to the Supplemental Savings Plan. This non-discretionary contribution was implemented to offset the effect of discontinuation of all contributions to the MPP and SEMPP plans effective August 31, 2014. Jon M. Huntsman and Mr. Stryker were not eligible to participate in the MPP or SEMPP; therefore, they were not eligible to receive non-discretionary contributions into the Supplemental Savings Plan.

The Supplemental Savings Plan defines a "Change of Control" as the occurrence of either of the following events:

•
Any person becomes the owner of 35% or more of our outstanding voting stock (other than certain persons affiliated with us).

•
The replacement of a majority of the Board over a two-year period except in cases where (1) such replacement is not approved by a vote of at least a majority of the incumbent Board or (2) the election or nomination of such replacement Board members is by certain of our affiliates.

In addition, any "Change of Control" must also constitute a change in control for purposes of Section 409A.

A participant will be deemed to have incurred an "Unforeseeable Emergency" if he suffers a severe financial hardship resulting from (1) an illness or accident with respect to him, his spouse or a dependent, (2) the loss of property due to casualty or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the participant's control determined by us to constitute an unforeseeable emergency for purposes of Section 409A.

The SEMPP was a nonqualified plan for senior executives that provided for benefits not allowed under the MPP due to IRS compensation and allocation limits. Employees are vested in this account upon meeting 10 years of service, upon attaining normal retirement age, death or disability, or upon termination of employment without reasonable cause. Effective September 1, 2014, we no longer make contributions to the SEMPP.

The plan provides for the payment of vested benefits upon a participant's separation from service except to the extent the participant is a "specified employee" for purposes of Section 409A in which case benefits will be delayed six months. A participant's benefits vest on the earlier to occur of (1) completion of ten years of service, (2) termination on account of death, "Disability," or on or after attainment of "Normal Retirement Age," or (3) termination without "Reasonable Cause." "Disability," "Normal Retirement Age," and "Reasonable Cause" have the same meanings as set forth above in our description of the Supplemental Executive Retirement Plan under "—Pension Benefits in 2017," except that a "Disability" must also constitute a disability for purposes of Section 409A. Other than Jon M. Huntsman and Mr. Stryker, who were not eligible to participate, each NEO is currently vested in his SEMPP benefit. Benefits are payable in one of the following forms elected by a participant:

•
A single lump-sum payment;

•
A single life annuity;

•
A joint and survivor annuity; or

•
Installments over a period selected by the participant not in excess of 10 years.

Participants are entitled to elect the investment of their accounts under both the Supplemental Savings Plan and the SEMPP. Although no assets may actually be invested, a participant's benefit value is based on the gains or losses of the investments they choose. No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under the plans are identical to the investment choices available in the 401(k) Plan. Consequently none of the earnings reported in the "Nonqualified Deferred Compensation in 2017" table above are included in the Summary Compensation Table for 2017. Participants may change their investment options at any time by contacting the plan record keeper.

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HUNTSMAN CORPORATION : PROXY STATEMENT

The table below lists the investment funds available to participants in the 401(k) Plan, the Supplemental Savings Plan and the SEMPP. The table also provides the rate of return for each fund for 2017. All funds and rates of return are the same for each defined contribution plan.

Investment Funds	Ticker Symbol	2017 Performance

American Beacon Large Cap Value Institutional	AADEX	17.07%

American Beacon Small Cap Value Institutional	AVFIX	8.67%

American Century Inflation Adjusted Bond I	AIANX	3.29%

American Century Real Estate I	REAIX	5.38%

Fidelity International Discovery K	FIDKX	31.86%

Fidelity Low Priced Stock K	FLPKX	20.79%

First Eagle Overseas I	SGOIX	14.37%

Janus Venture I	JVTIX	24.35%

PIMCO Total Return Institutional Class	PTTRX	5.13%

PRIMECAP Odyssey Aggressive Growth	POAGX	33.59%

T Rowe Price New America Growth	PRWAX	34.57%

Vanguard Institutional Index I	VINIX	21.79%

Vanguard Mid Cap Index	VMCIX	19.29%

Vanguard Retirement Savings Trust II	N/A	1.96%

Vanguard Selected Value Investment	VASVX	19.51%

Vanguard Small Cap Index	VSCIX	16.25%

Vanguard Target Retirement Income	VITRX	8.54%

Vanguard Target Retirement 2020	VITWX	14.13%

Vanguard Target Retirement 2030	VTTWX	17.57%

Vanguard Target Retirement 2040	VIRSX	20.73%

Vanguard Target Retirement 2050	VTRLX	21.47%

Vanguard Target Retirement 2060	VILVX	21.42%

Vanguard Total Bond Market Index Admiral	VBTIX	3.57%

Vanguard Total International Stock Index Admiral	VTIAX	27.55%

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HUNTSMAN CORPORATION : PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:

•
the Executive Severance Plan (in the case of the NEOs other than Jon M. Huntsman and Peter R. Huntsman);

•
the Severance Agreement with Peter R. Huntsman (as amended);

•
the 2016 Huntsman Stock Incentive Plan and the Stock Incentive Plan as amended and restated effective May 8, 2014 (the "Prior Stock Incentive Plan"); and

•
other existing plans and arrangements in which our NEOs participate.

We entered into the Separation and Consulting Agreement with Mr. Jon Huntsman on December 19, 2017. The payments he received in connection with the termination of his role as Executive Chairman are described in greater detail below.

Executive Severance Plan.    Through our Executive Severance Plan, we provide our executive officers, including our NEOs, two times base salary as severance in order to attract and retain the executive talent necessary for our business. The level of severance is evaluated each year. Pursuant to our Executive Severance Plan, each participant is entitled to receive a single cash lump sum severance payment in the event of a termination without Reasonable Cause or upon a termination by the executive for Good Reason.

"Reasonable Cause" means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform his duties.

"Good Reason" means a voluntary termination of employment by the participant as a result of (1) a materially detrimental reduction or change to the job responsibilities or in the current base compensation of the Participant, or (2) within a period of 12 months following a Change of Control, changing the participant's principal place of work by more than 50 miles, in each case, which is not remedied by our company within 30 days after receipt of notice.

A "Change of Control" is defined pursuant to the 2016 Huntsman Stock Incentive Plan and means the occurrence of any of the following:

•
An acquisition by any person of 20% or more of the combined voting power of our outstanding voting securities.

•
The consummation of a reorganization, merger, consolidation or other transaction in which our stockholders do not own, immediately thereafter, more than 20% or more of the combined voting power of the resulting entity in substantially the same proportion as their stock ownership prior to the transaction.

•
The sale or disposition of all or substantially all of our assets.

•
A majority change in the incumbent directors of the Board.

•
An approval by the Board or our stockholders of a complete or substantially complete liquidation or dissolution.

The Executive Severance Plan also provides the continuation of medical benefits for U.S. participants for up to two years following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 150%), and outplacement services for a period of one year.

A participant is not entitled to benefits under the Executive Severance Plan if the participant is reemployed with an employer in our controlled group, if the participant refuses to sign a waiver and release of claims in our favor if requested, or if the participant is entitled to severance benefits under a separate agreement or plan maintained by us.

As a citizen of the U.K., Mr. Hankins is an entitled participant in the business severance plan. At the time of a termination, payout potential from both the Executive Severance Plan and the U.K. business plan would be considered, then the plan generating the more generous payout would be used. Mr. Hankins is entitled to 12 months' notice and 87.5% of his annual base pay upon termination as is the case with all U.K. associates in our Polyurethanes division. Accordingly, his potential severance

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HUNTSMAN CORPORATION : PROXY STATEMENT

payment is 22.5 times base monthly salary upon termination. The Executive Severance Plan provides greater severance amounts than the U.K. business severance plan for Mr. Hankins in the event of a termination without "Reasonable Cause" or upon a termination by the executive for "Good Reason."

Severance Agreement With Peter R. Huntsman.    Effective January 1, 2013, we entered into a Severance Agreement with Peter R. Huntsman. On December 19, 2017, we and Peter R. Huntsman entered into an Amended and Restated Severance Agreement for an additional five year term through December 31, 2022, although the remainder of the terms of the original agreement remained unchanged (as amended, the "Severance Agreement"). The Severance Agreement is designed to provide enhanced severance benefits in the event of a change of control. During the term of this agreement, Peter R. Huntsman is not eligible to participate in the Executive Severance Plan.

Pursuant to the Severance Agreement, if Peter R. Huntsman is terminated (i) by us other than for Reasonable Cause or (ii) by Mr. Huntsman for Good Reason Mr. Huntsman will be entitled to the same payments and benefits specified in the Executive Severance Plan.

In the event Mr. Huntsman's employment is terminated by us other than for Reasonable Cause or by him for Good Reason, in either case, within two years following a change of control, we will pay him a lump sum cash amount equal to 2.9 times his then current annual base salary.

Payment of any amounts described above is contingent upon Mr. Huntsman executing (and not revoking) a release of claims in favor of Huntsman. The Severance Agreement does not contain tax gross-up provisions; however, the agreements do include a "best of net" provision, which provides that, if any payments or benefits to which Mr. Huntsman is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code, the payment will (1) be reduced such that Section 4999 does not apply or (2) paid in full, whichever produces the better net after tax position to Mr. Huntsman.

The Severance Agreement utilizes the same definition of Reasonable Cause as set forth above with respect to our Executive Severance Plan. A termination for Good Reason pursuant to the Severance Agreement means voluntary termination of employment as a result of (1) the significant detrimental reduction or change to the Mr. Huntsman's job responsibilities or in his current base compensation, or (2) a change in Mr. Huntsman's principal place of work by more than fifty miles from his principal place of work, which is not remedied by us within 30 days after receipt of notice.

For purposes of the Severance Agreement, a "change of control" means (1) an acquisition of beneficial ownership by an individual, entity, or group of 20% or more of our then outstanding shares of common stock or of our outstanding voting securities (subject to certain exceptions), (2) a majority change in the incumbent directors of the Board, (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (subject to certain limitations), or (4) a complete liquidation or dissolution of Huntsman.

Stock Incentive Plan Awards.    Long-term equity incentive awards granted under Huntsman's stock incentive plans provide for accelerated vesting upon a Change of Control or certain other events, including certain terminations of employment or service, at the discretion of our Compensation Committee. Any such provision made by the Compensation Committee could benefit all participants in the Huntsman's stock incentive plans, including the NEOs. If there is a Change of Control, the Compensation Committee may, in its discretion, provide for:

•
assumption by the successor company of an award, or the substitution thereof for similar options, rights or awards covering the stock of the successor company;

•
acceleration of the vesting of all or any portion of an award;

•
changing the period of time during which vested awards may be exercised (for example, but not by way of limitation, by requiring that unexercised, vested awards terminate upon consummation of the change of control);

•
payment of substantially equivalent value in exchange for the cancellation of an award; and/or

•
issuance of substitute awards of substantially equivalent value.

Other arrangements.    As more fully described under "—Pension Benefits in 2017" above, our executives are entitled to payments pursuant to the terms and conditions of the Huntsman Pension Plan or local variants and the Supplemental Executive Retirement Plan. In addition, pursuant to our Supplemental Savings Plan, upon a change of control (as defined in the Supplemental Savings Plan), participants, including the NEOs, may elect to receive the present value of the benefits payable to them under this plan. Amounts payable under the Supplemental Savings Plan and SEMPP are described under "—Nonqualified Deferred Compensation in 2017" above.

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HUNTSMAN CORPORATION : PROXY STATEMENT

As described under "—Pension Benefits in 2017" above, pursuant to the Huntsman Pension Scheme (U.K.), Mr. Hankins is entitled to receive annual benefits of up to 2/3 of pensionable compensation, which are reduced if his actual years of service are less than the total possible years of service to retirement. Upon a qualifying disability, Mr. Hankins' benefits would be 75% of pensionable compensation until age 65. Mr. Hankins is entitled to a minimum death benefit equal to 66.6% of the accrued benefit and a lump sum equal to eight times pensionable compensation.

In conjunction with Jon M. Huntsman stepping down as Executive Chairman and pursuant to the Separation and Consulting Agreement, Mr. Huntsman received the severance payments and benefits due to him pursuant to that certain Severance Agreement with us dated January 1, 2013, including:

•
Lump sum cash payment of $2,650,000; and

•
Lump sum cash payment of $70,052, representative of 24 months of continued health and welfare benefits.

Further, pursuant to the Separation and Consulting Agreement, Mr. Huntsman received accelerated vesting of all unvested time-based stock options and restricted stock awards. Mr. Huntsman continued to vest in all performance-based incentive compensation, subject to the performance conditions of each applicable award; however, upon Mr. Huntsman's death in February 2018, all performance-based incentive compensation awards, other than the performance share units granted on February 4, 2015 that became earned on December 31, 2017, were forfeited. Mr. Huntsman's estate will receive payment of his pension benefits described above in accordance with the terms of such plans.

Quantification of Potential Payments and Benefits.    The table below reflects the compensation that may be payable to or on behalf of each NEO (other than Mr. Jon M. Huntsman, as described above) upon an involuntary termination or a change of control. The amounts shown assume that such termination or change of control was effective as of December 31, 2017. All equity acceleration values have been calculated using the closing price of our stock on December 29, 2017 (the last trading day of fiscal 2017) of $33.29. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.

Payment Type	Peter R. Huntsman		Sean Douglas		Anthony P. Hankins		David M. Stryker

INVOLUNTARY TERMINATION—WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$3,400,000		$1,140,000		$1,796,400		$1,070,000

Health & Welfare(1)	$66,884		$60,715		$66,884		$66,884

Outplacement Services(2)	$8,500		$8,500		$8,500		$8,500

TOTAL TERMINATION BENEFITS	$3,474,384		$1,209,215		$1,871,784		$1,145,384

CHANGE OF CONTROL

Accelerated Equity Awards	$41,073,984	(3)	$2,813,854	(4)	$4,330,258	(5)	$4,718,129	(6)

CHANGE OF CONTROL/ INVOLUNTARY TERMINATION WITHOUT CAUSE OR FOR GOOD REASON

Cash Severance	$4,930,000	(7)	—		—		—

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 150% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2017, by 24. We assumed a monthly premium 50% larger than current premiums to reflect annual increases in premium costs in order to ensure that the amounts reported above include the total amount for which we are potentially responsible with respect to such coverage.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect our cost would be as set forth herein.

(3)
Any acceleration of vesting of long-term equity incentive awards held by Peter R. Huntsman requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Peter R. Huntsman's 396,298 unvested shares of restricted stock would have an estimated value of $13,192,760 and 372,894 target unvested performance share units would have an estimated value of $12,413,641 which includes the second tranche of our undelivered performance share units granted on February 4, 2015 at 58.3% achieved values. In addition, an acceleration of Peter R. Huntsman's 793,144 unvested options would have an estimated value of $15,467,583 on December 31, 2017.

(4)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Douglas requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Douglas's 31,834 unvested shares of restricted stock would have
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  an estimated value of $1,059,754 and 12,137 target unvested performance share units would have an estimated value of $404,041. In addition, an acceleration of Mr. Douglas's 72,208 unvested options would have an estimated value of $1,350,059 on December 31, 2017.

(5)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Hankins requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Hankins' 42,594 unvested shares of restricted stock would have an estimated value of $1,417,954 and 39,433 target unvested performance share units would have an estimated value of $1,312,725 which includes the second tranche of our undelivered performance share units granted on February 4, 2015 at 58.3% achieved values. In addition, an acceleration of Mr. Hankins' 84,204 unvested options would have an estimated value of $1,599,579 on December 31, 2017.

(6)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Stryker requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2017. An acceleration of Mr. Stryker's 45,258 unvested shares of restricted stock would have an estimated value of $1,506,639 and 42,856 target unvested performance share units would have an estimated value of $1,426,676 which includes the second tranche of our undelivered performance share units granted on February 4, 2015 at 58.3% achieved values. In addition, an acceleration of Mr. Stryker's 90,840 unvested options would have an estimated value of $1,784,814 on December 31, 2017.

(7)
In the event of an involuntary termination following a change of control, this amount is equal to 2.9 times Peter R. Huntsman's annual base salary.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2017.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Plan Category	(#)(1)	($)	(#)

Equity compensation plans approved by security holders as of December 31, 2017(2)	10,714,432	$13.99	8,596,000

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 7,988,335 outstanding options and 2,726,097 undelivered full value awards (including 1,573,838 outstanding performance share units at the maximum level, 691,509 unvested phantom shares, and 460,750 vested stock units. If performance share units were delivered at target, this figure would include 7,988,335 outstanding options and 1,939,178 undelivered full value awards (including 786,919 outstanding performance share units, 691,509 unvested phantom shares, and 460,750 vested stock units). Does not include 1,209,001 shares of unvested restricted stock.

(2)
Since its inception, the 2016 Stock Incentive Plan allows for the issuance of up to 8,225,000 shares of our common stock to employees and consultants of our company and its subsidiaries and to members of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Alvin V. Shoemaker, Nolan D. Archibald and Wayne A. Reaud each served on the Compensation Committee during 2017. None of the members who served on the Compensation Committee during 2017 has at any time been an officer or employee of our company or any of its subsidiaries nor had any substantial business dealings with our company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our company.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Peter R. Huntsman, our CEO.

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HUNTSMAN CORPORATION : PROXY STATEMENT

For 2017, our last completed fiscal year:

•
The median of the annual total compensation of all employees of our company (other than Peter R. Huntsman, our CEO) was $72,506; and

•
The annual total compensation of Peter R. Huntsman, our CEO, as reported in the 2017 Summary Compensation Table included in this Proxy Statement, was $16,816,057.

•
Based on this information, for 2017 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 232 to 1.

To identity the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•
We determined that, as of December 31, 2017, our total global workforce consisted of approximately 14,503 individuals working at our parent company and consolidated subsidiaries, with 19.8% of these individuals located in the United States, 4.8% located in the rest of Americas, 46.8% located in Europe, and 28.6% located in Asia Pacific.

•
Our employee population, after accounting for the 5% "de minimis exemption" adjustment (as described below), consisted of approximately 13,795 individuals.
  o
  As permitted by SEC rules, we excluded approximately 708 non-U.S. employees (representing less than 5% of our total global workforce) from the employee pool used to determine our median employee. The table below identifies (1) the jurisdictions from which those employees were excluded and (2) the approximate number of employees in each jurisdiction.

  De Minimis Exemption:

Jurisdiction	Number of Employees

Bangladesh	8

Colombia	63

Czech Republic	44

Honduras	8

Hungary	122

Indonesia	203

Lithuania	1

New Zealand	13

Pakistan	7

Russian Federation	213

Serbia	1

Sri Lanka	1

Ukraine	3

Vietnam	21

Total	708

•
We used a consistently applied compensation measure to identify our median employee by comparing the actual non-discretionary compensation (inclusive of salaries and wages) reflected in our payroll records as reported to local tax authorities for 2017.
  o
  We do not widely distribute annual equity awards to our employees, therefore such awards were excluded from our compensation measure.
  o
  We did not make any cost-of-living adjustments in identifying the median employee.
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  o
  For the purpose of identifying the median employee, the amount of non-discretionary compensation for our non-U.S. employees was converted to U.S. dollars using exchange rates as of December 31, 2017.

•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis.

•
After we identified our median employee, we combined all of the elements of such employee's compensation for the 2017 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $72,506. The difference between such employee's salary and wages and the employee's annual total compensation represents (i) the estimated value of such employee's health care benefits (estimated for the employee and such employee's eligible dependents at $548); (ii) contributions in the amount of $3,872 that we made on the employee's behalf to our pension plan for the 2017 year; (iii) $512 representing a locally allowed payment for such employee's commute between work and home; and (iv) $1,233 representing the estimated change in annualized value of our pension plan for our median employee.

•
With respect to the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our 2017 Form 10-K.
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PART 6	AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE & TOUCHE LLP AND AFFILIATES

The following table shows the aggregate fees billed by Deloitte & Touche LLP, Deloitte Tax LLP and the member firms of Deloitte Touche Tohmatsu Limited in each of the last two fiscal years for the services indicated (dollars in millions):

	2017	2016

Audit Fees(1)	$8.5	$8.2

Audit-Related Fees(2)	$1.5	2.3

Tax Fees(3)	$4.9	5.0

All Other Fees(4)	$1.3	1.7

Total	$16.2	$17.2

(1)
Includes fees associated with annual integrated audits of Huntsman Corporation and Huntsman International LLC, reviews of Quarterly Reports on Form 10-Q, a joint venture audit and statutory audits required internationally.

(2)
Includes fees associated with services related to registration statements, comfort letters, financial accounting and reporting consultations, and the audit and review of carved-out entities.

(3)
Includes fees associated with tax compliance, tax advice and tax planning services including, but not limited to, international tax compliance and advice, federal and state tax advice, mergers and acquisitions tax advice, assistance with the preparation of foreign and domestic tax returns, and tax restructuring services related to the Pigments and Additives spin-off transaction.

(4)
Includes fees for other permissible work performed by Deloitte Consulting LLP. The services relate to engagements to provide advice, observations, and recommendations regarding the Pigments and Additives spin-off planning structure, as well as operations, maintenance, supply chain, sourcing and procurement to be considered by our company.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte & Touche LLP and affiliates of certain audit and non-audit services. Deloitte & Touche LLP and affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte & Touche LLP and affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte & Touche LLP and affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $250,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte & Touche LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year's expenditures, consistent with the SEC's accountant fee disclosure requirements.

The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte & Touche LLP and affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Huntsman Corporation ("Huntsman") assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Huntsman's internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Huntsman's website at www.huntsman.com.

The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Huntsman's audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Huntsman's internal control over financial reporting. All audit and non-audit services provided to Huntsman by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm's independence.

The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Huntsman's operations and industry. Based on these evaluations, the Committee decided to engage Deloitte & Touche LLP as Huntsman's independent registered public accounting firm for the year ending December 31, 2018. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the registered public accounting firm at Huntsman's annual meeting of stockholders.

The Committee has reviewed and discussed Huntsman's audited financial statements for the year ended December 31, 2017 with Huntsman's management. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 61. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Huntsman's audited financial statements for the year ended December 31, 2017 be included in Huntsman's Annual Report on Form 10-K for the year ended December 31, 2017. This report was submitted by the current members of the Committee.

AUDIT COMMITTEE,
M. Anthony Burns, Chair Mary C. Beckerle Robert J. Margetts Alvin V. Shoemaker
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PART 7	PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board is currently set at eight. All directors are elected or appointed to serve until the 2018 annual meeting. The Governance Committee has recommended, and the Board has unanimously nominated, Messrs. Peter R. Huntsman, Nolan D. Archibald, M. Anthony Burns, Daniele Ferrari and Wayne A. Reaud, Dr. Mary C. Beckerle, and Sir Robert J. Margetts for election. Each elected director will serve until our 2019 annual meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any stockholder nominations for director. Alvin V. Shoemaker, a current member of the Board, is not standing for re-election as a director. Consequently, effective with the 2018 annual meeting, the size of the Board will be reduced by one to a total of seven members.

The nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. You may not cumulate your votes in the election of directors. Votes that are withheld from a director's election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes, along with any abstentions, will have no effect on the election of the director nominees.

Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the director nominees listed below. Although we have no reason to believe that any of the nominees will be unable to serve if elected, should any of the nominees become unable to serve prior to the Annual Meeting, the proxies will be voted for the election of such other persons as may be nominated by the Board.

We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at our annual meetings of stockholders should be strongly encouraged, but not required.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are submitting a proposal to our stockholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2019 annual meeting.

The guiding principles of our compensation policies and decisions include aligning each executive's compensation with our company's business strategy and the interests of our stockholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Our overriding executive compensation philosophy is clear and consistent—we pay for performance. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is directly related to our earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans and the long-term performance of our common stock.

When casting your vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles. This is evidenced by our company's strong financial performance in 2017, as discussed in the Compensation Discussion and Analysis section.

The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

  "RESOLVED, that the stockholders of Huntsman Corporation approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the 2018 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures."

Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

While this vote is required by law, the result will not be binding on our company, the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee, and will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs' compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

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PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2018. Deloitte & Touche LLP has served as our auditor since 1984. The Audit Committee has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte & Touche LLP to stockholders for ratification.

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm will require approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you hold your shares in street name and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.

If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our company and our stockholders.

One or more representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
YEAR ENDING DECEMBER 31, 2018

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PROPOSAL 4—STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER RIGHT TO ACT BY WRITTEN CONSENT

The following stockholder proposal has been submitted to Huntsman for action at the Annual Meeting by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278. Mr. Chevedden has submitted documentation indicating that he is the beneficial owner of no fewer than 100 shares of our common stock. This proposal will be voted on at the annual meeting only if properly presented by or on behalf of Mr. Chevedden.

In accordance with applicable proxy regulations, Mr. Chevedden's proposed resolution and supporting statement are set for the below in the form that we received it:

Proposal 4—Right to Act by Written Consent

Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

This proposal topic won majority shareholder support at 13 major companies in a single year. This included 67% support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. Taking action by written consent saves the expense of holding a special shareholder meeting.

Our company now requires 25% of shares to aggregate their holdings to call a special meeting—a higher level than the 10% of shares permitted by our state of incorporation, Delaware. Scores of Fortune 500 companies provide for both shareholder rights—to act by written consent and to call a special meeting. Our higher 25% threshold for shareholders to call a special meeting is one more reason that shareholder should be empowered to act by written consent.

Huntsman Corporation shareholders need enhanced oversight rights, such as written consent, because an independent board chairman does not oversee our board of directors.

Our small board also has a refreshment problem with our Chairman and CEO having long-tenure of 47-years and 23-years respectively. Long-tenure can detract from the independence of a director no matter how well qualified. With a small board of 8 directors we have 3 directors who are insiders or inside-related—another way to create an independence deficit. An inside director should not be on any of our 3 board committees—yet is. Alvin Shoemaker, at age 78, is another example of our board refreshment need. Mr. Shoemaker received our highest negative vote—5-times the negative vote of some other Huntsman directors.

Please vote to increase our options to ensure the best-qualified directors:

Right to Act by Written Consent—Proposal 4

THE BOARD RECOMMENDS A VOTE "AGAINST" THE STOCKHOLDER PROPOSAL
REGARDING ACTION BY WRITTEN CONSENT FOR THE FOLLOWING REASONS:

Board of Directors' Statement in Opposition

The Board of Directors has carefully considered this proposal and does not believe that it is in the best interests of our company and our stockholders. The Board therefore recommends a vote AGAINST Proposal 4 for the following reasons:

Action by Written Consent is Not in the Best Interests of All Stockholders and Does Not Promote Transparent Decision Making

The Board believes the written consent process suggested in this proposal is less transparent than holding a stockholders meeting. The proposed process not only denies stockholders a forum and opportunity to ask questions, it may also potentially deny stockholders the ability to vote. Currently, any matter that our company or our stockholders wish to present for a stockholder vote must be properly noticed in advance and presented at a meeting to which all stockholders are invited and entitled to vote. The proposal, if implemented, allows a group of stockholders who have no fiduciary duty to other stockholders

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to act on significant matters without providing prior notice to us, our stockholders or the market. Approval of this proposal could thus result in action being taken by a small group of stockholders without knowledge or participation of all stockholders.

In addition, action by written consent could be used to promote the self-interests of some stockholders that are not consistent with the long-term interests of our company and other stockholders. The Board believes that all stockholders should have the opportunity to consider, discuss and vote on pending stockholder matters through the transparent forum of a stockholders' meeting, where stockholders may consider arguments for and against any action and have a meaningful and structured opportunity to exchange views with the Board.

Action by Written Consent Could Create Confusion and Disruption for Stockholders and our Company

Action by written consent can also create substantial confusion and disruption for stockholders and our company. Multiple stockholder groups could solicit multiple written consents simultaneously, some of which may be duplicative or contradictory. Permitting action by written consent outside of, and in addition to, the traditional, transparent setting of a stockholders' meeting could distract management and the Board from their focus on increasing long-term stockholder value, and the potentially cumbersome and time-consuming process could also result in significant administrative burdens and expenses, with little or no corresponding benefit to stockholders.

Our Existing Corporate Governance Structure Provides More Than Sufficient Opportunities for Stockholder Action in a Transparent Manner

Given our current governance procedures, the Board believes the adoption of this proposal is not only inappropriate but also unnecessary because stockholders have ample opportunity to take action at a properly called stockholders' meeting. Our governance documents allow stockholders to nominate persons for election to the Board or propose other business to be considered at an annual or special meeting called by the Board.

In addition, our stockholders have the right to call a special meeting at a 25% threshold, which is equal to or lower than at least 60% of the companies in the Russell 1000 that provide their stockholders with such a right and half of the necessary threshold for stockholders to act by written consent under Delaware law and this proposal. Thus, any group of stockholders with sufficient voting power to act by written consent would be able to call a special meeting. The right to call a special meeting, provides stockholders with opportunities to raise important matters and propose actions for stockholder consideration outside the annual meeting process.

Stockholder meetings, whether annual or special, offer important protections that are absent from the written consent process under this proposal, including:

•
a transparent forum on a date that has been publicly announced in advance of the meeting, giving all interested stockholders an opportunity to express their opinions and cast their votes;

•
a forum for open discussion of the proposed stockholder action;

•
dissemination of accurate and complete information in a proxy statement sent to all stockholders in advance of the meeting, ensuring all stockholders are well-informed and able to evaluate the merits of the proposed action; and

•
the ability of the Board to provide a considered recommendation regarding any proposed stockholder actions to be taken at a stockholder meeting.

The Board has also taken several other actions to promote effective corporate governance and has demonstrated responsiveness to the views and concerns of stockholders, including:

•
Proxy Access:  In 2016, in response to a stockholder proposal, we adopted a proxy access provision that allows a stockholder or group of stockholders, who comply with certain requirements, to nominate candidates for service on the Board and include those candidates in our proxy materials.

•
Amendments to our Bylaws:  Our stockholders have the ability to amend our Bylaws by majority vote.

•
Majority voting in director elections:  Our governing documents provide for majority voting in uncontested director elections.

•
Annually elected Board:  All members of the Board are elected on an annual basis.

Summary

The Board of Directors believes that adoption of the proposal is unnecessary because of our commitment to good corporate governance, the right of stockholders to call special meetings and the ability of stockholders to nominate directors through proxy access. The Board also believes that this proposal would circumvent existing protections and procedural safeguards provided to all stockholders by stockholder meetings.

THE BOARD RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL
REGARDING ACTION BY WRITTEN CONSENT.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2019 ANNUAL MEETING

STOCKHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR'S PROXY STATEMENT

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2019 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary at our principal executive offices, located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380, no later than November 23, 2018.

DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2019 ANNUAL MEETING

In addition to stockholder proposals submitted pursuant to the requirements of Rule 14a-8 as specified above, and as more specifically provided for in Section 2.8 of our Bylaws or the "proxy access" provisions of our Bylaws, for a nomination of persons for election to the Board or a proposal of business to be properly brought before the 2019 annual meeting, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote and who complies with the applicable notice procedures set forth in our Bylaws. A stockholder making a nomination for election to the Board or a proposal of business for the 2019 annual meeting must deliver proper notice to our Corporate Secretary (c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com) not earlier than the close of business on the 120th calendar day prior to the first anniversary of the date of the 2018 Annual Meeting nor later than the close of business on the 90th calendar day prior to the first anniversary of the 2018 Annual Meeting. In other words, for a stockholder nomination for election to the Board (either pursuant to Section 2.8 of our Bylaws or the "proxy access" provisions of our Bylaws) or a proposal of business to be considered at the 2019 annual meeting, it should be properly submitted to our Corporate Secretary no earlier than Thursday, January 3, 2019 and no later than Saturday, February 2, 2019. If the date of our 2019 annual meeting changes by more than 30 calendar days before May 3, 2019 or more than 70 calendar days after May 3, 2019, then stockholder nominations and proposals must be received not earlier than the close of business on the 120th calendar day prior to the date of the 2019 annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2019 annual meeting or the 10th calendar day following the calendar day on which public announcement of the date of 2019 annual meeting is first made by us. For additional information about stockholder nominations and proposals, see "Corporate Governance—Director Nomination Process."

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PART 8	ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our common stock as of March 9, 2018 by:

•
each person who we know owns beneficially more than 5% of our common stock;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be "beneficially owned" by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 9, 2018. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Common Stock Beneficially Owned(1)

Name of Beneficial Owner	Shares	Percent(2)

5% OR MORE BENEFICIAL OWNERS (EXCEPT OFFICERS AND DIRECTORS):

The Huntsman Foundation	14,342,067	5.9%

The Vanguard Group, Inc.(3)	23,195,190	9.6%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Peter R. Huntsman(4)	23,152,051	9.6%

Nolan D. Archibald(5)	599,086	*

Mary C. Beckerle(6)	55,704	*

M. Anthony Burns	71,970	*

Daniele Ferrari	0	*

Sir Robert J. Margetts(7)	68,306	*

Wayne A. Reaud(8)	1,535,982	*

Alvin V. Shoemaker(9)	143,064	*

Sean Douglas(10)	157,068	*

Anthony P. Hankins(11)	729,870	*

David M. Stryker(12)	254,514	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (18 persons)(4)(10)(13)	26,494,987	10.9%

*
Less than 1%

(1)
Unless specified below, the address of each beneficial owner is c/o Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and such beneficial owner has sole voting and dispositive power over such shares.

(2)
Based upon an aggregate of 242,406,478 shares of common stock outstanding on March 9, 2018.
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(3)
As reported in Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group, Inc. Based on such 13G/A filing, The Vanguard Group, Inc. has sole voting power over 112,998 shares, shared voting power over 24,813 shares, sole dispositive power over 23,073,979 shares and shared dispositive power over 121,211 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 96,398 shares, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 41,413 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Includes options to purchase 2,707,041 shares of common stock that are exercisable within 60 days of March 9, 2018. Also includes the following shares of which Peter R. Huntsman may be deemed to be the beneficial owner: (a) 14,342,067 shares held by The Huntsman Foundation, by virtue of being the CEO and a member of the Board of Directors of The Huntsman Foundation; (b) 191,000 shares that are held by his spouse as Uniform Gifts to Minors Act custodian for six of Peter R. Huntsman's children, (c) 843,657 shares that are held by his spouse as Utah Uniform Transfers to Minors Act custodian for each of Peter R. Huntsman's eight children, and (d) 933,328 shares held by P&B Capital, L.C. for which he and his spouse are the only managers and members. The Huntsman Foundation has pledged 13,500,000 of such shares in which Peter R. Huntsman has no financial interest. Peter R. Huntsman expressly disclaims beneficial ownership of any shares held by the Huntsman Foundation or his spouse.

(5)
Includes 78,275 vested stock units, the shares underlying that will be deliverable upon termination of service.

(6)
Includes 51,584 vested stock units, the shares underlying that will be deliverable upon termination of service.

(7)
Includes 68,306 vested stock units, the shares underlying that will be deliverable upon termination of service.

(8)
Includes 156,882 vested stock units, the shares underlying that will be deliverable upon termination of service.

(9)
Includes 118,063 vested stock units, the shares underlying that will be deliverable upon termination of service.

(10)
Includes options to purchase 66,047 shares of common stock that are exercisable within 60 days of March 9, 2018. Also includes the following shares of which Mr. Douglas may be deemed to be the beneficial owner: (a) 15,100 shares that are held by the Sean Douglas Family Trust, dated May 9, 2011, by virtue of being the trustee of such trust, and (b) 1,400 shares that are held as Utah Uniform Transfers to Minors Act custodian for Mr. Douglas's two children.

(11)
Includes options to purchase 357,944 shares of common stock that are exercisable within 60 days of March 9, 2018.

(12)
Includes options to purchase 150,532 shares of common stock that are exercisable within 60 days of March 9, 2018.

(13)
Includes options to purchase a total of 4,037,587 shares of common stock that are exercisable within 60 days of March 9, 2018, and a total of 473,110 vested stock units, the shares underlying that will be delivered to the applicable holder upon termination of service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, among others, to file with the SEC and the NYSE an initial report of ownership of our common stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to Huntsman stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common stock by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during 2017 all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a), other than Monte Edlund, for whom a late Form 4 was filed in connection with the sale of shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES

Effective February 1, 2007, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and "related persons" (directors, executive officers, stockholders owning five percent or greater of our common stock, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest.

The Compensation Committee reviews and approves all compensation paid to family members of directors and executive officers. All other related person transactions must be approved by the Audit Committee, which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, our interests. In evaluating the transaction, the Audit Committee will consider all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the

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alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties.

If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.

The Compensation Committee approved the 2017 compensation decisions described below. The Audit Committee approved all other transactions described below, and the Audit Committee will continue to monitor such arrangements as consistent with our Related Party Transactions Policy.

TRANSACTIONS

Aircraft Sublease.    Our subsidiary Airstar Corporation ("Airstar") subleases a Gulfstream IV-SP Aircraft (the "Aircraft") from Jstar Corporation ("Jstar"), a corporation wholly owned by our former Executive Chairman, Jon M. Huntsman, pursuant to a lease arrangement that expires in 2021. Under this arrangement, Airstar makes monthly sublease payments to Jstar of $122,996 and an aggregate of $5.47 million is payable through the end of the lease term. These monthly sublease payments are equal to the financing costs paid by Jstar to a leasing company and the arrangement does not result in a financial benefit to Jstar.

Office Building Lease.    We occupy and use a portion of an office building owned by the Huntsman Foundation, a private charitable foundation established by Jon M. and Karen H. Huntsman to further the charitable interests of the Huntsman family, pursuant to a lease. With the transition of employees to The Woodlands, Texas, the original lease was reduced by 50% effective February 2, 2016. During 2017, we made payments of $859,409 to the Huntsman Foundation under the lease, which includes a contractual 2% increase from 2016. The lease expires on December 31, 2018, subject to a five-year extension at our option.

Consulting Agreement.    During 2017, we were party to a Consulting Agreement with Jon M. Huntsman, Jr., one of our former directors and current U.S. Ambassador to Russia. Pursuant to the Consulting Agreement, Jon M. Huntsman, Jr. agreed to (i) provide strategic advice to senior management and the board of our company on political, economic and business matters; (ii) support development and continued maintenance of our company's high value customers and significant business relationships across all regions; (iii) support development and continued maintenance of governmental and business relationships in developing economic regions, particularly in connection with markets and opportunities in India, China, and Southeast Asia; (iv) participate in negotiations and discussions with business executives and leaders, government officials and/or dignitaries; and (v) participate in such other meetings or discussions as may be requested by senior management of our company upon reasonable notice. In exchange for these services, we agreed to pay Jon M. Huntsman, Jr. $50,000 per month through the term of the Consulting Agreement and up to $200,000 in additional compensation based on achievement of designated results as determined by the Board. The Consulting Agreement expired on September 28, 2017. Jon M. Huntsman, Jr. is the brother of our Chairman and Chief Executive Officer, Peter R. Huntsman.

Reimbursed employee.    Eight individuals who worked for entities owned or controlled by our former Executive Chairman, Jon M. Huntsman, were on our company's payroll in 2017, for which we are fully reimbursed and paid an administrative fee. One of these employees was paid compensation in excess of $120,000 in 2017 ($130,715).

Huntsman Family Employment.    The following table shows compensation paid to members of the Huntsman family (other than NEOs and directors as disclosed herein) for services as officers or employees in fiscal 2017 that involve amounts exceeding $120,000. All amounts paid for 2017 were approved by the Compensation Committee, which reviews and approves all annual and other compensation arrangements and components for corporate and executive officers and their family members who are employees.

Employee	Salary	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Other Compensation

Peter R. Huntsman, Jr.(1)	$163,583	$60,005	—	$36,321	$3,218	(6)

John Calder(2)	$184,750	$37,503	$37,500	$61,249	$235,614	(7)

(1)
Peter Huntsman, Jr. is a Director of Latin America Sales for our Performance Products business. He is the son of Peter R. Huntsman, our CEO.

(2)
Mr. Calder is a Director of Corporate Development. He is the son-in-law of Peter R. Huntsman, our CEO.
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(3)
This column reflects the aggregate grant date fair value of restricted stock and performance share units granted on February 1, 2017. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(4)
This column reflects the aggregate grant date fair value of stock options granted on February 1, 2017. The stock options vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(5)
This column reflects the cash performance awards that were earned for 2017.

(6)
In 2017, we incurred $3,142 for tax preparation fees and $76 in tax gross-up related to these fees for Peter Huntsman, Jr.

(7)
In 2017, we incurred $132,068 in trailing obligation tax equalization payments as part of John Calder's assignments in the United Kingdom and Germany and subsequent repatriation to the United States, and $4,053 for tax preparation fees on John Calder's behalf. In addition, we incurred $97,140 in tax gross-ups associated with Mr. Calder's repatriation and tax preparation.

Peter Huntsman, Jr. and Mr. Calder continue to be our current employees, and we expect to pay them compensation and other benefits in 2018 similar to those paid in 2017.

NOTICE AND ACCESS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2018:

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2018 Annual Meeting of Stockholders and the 2017 Annual Report are available at https://materials.proxyvote.com/447011.

We are furnishing the proxy materials to a number of our stockholders under the SEC's notice and access rules. Stockholders may also receive printed copies of each of these documents without charge by contacting Huntsman Investor Relations, attention Ivan Marcuse, by mail at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380, by phone at (281) 719-4637or by e-mail at ir@huntsman.com.

OTHER INFORMATION

We may send a single Notice of Internet Availability or set of proxy materials, as applicable, and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The Notice of Internet Availability, proxy materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our Notice of Internet Availability or proxy materials, as applicable, for each stockholder sharing your address in the future, please contact us by mail in care of Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or by calling 1-866-540-7095, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please contact your broker, bank or other nominee.

Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.

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 PROXY SERVICES C/O COMPUTERSHARE INVESTOR SERVICES P.O. BOX 505000 LOUISVILLE, KY 40233-5000 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 2, 2018. Have this proxy card in hand when you access the website and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 2, 2018. Have this proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it by May 2, 2018 in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you would like to attend the Annual Meeting of Stockholders and vote in person, please review the requirements in the Questions and Answers section of the Proxy Statement. For directions to and a map of the location of the Annual Meeting of Stockholders visit the company's website at www.huntsman.com and click on the "Investor Relations" link. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E39220-P01719 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HUNTSMAN CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of the following seven nominees as directors Nominees: !!! 01) Peter R. Huntsman 02) Nolan D. Archibald 03) Mary C. Beckerle 04) M. Anthony Burns 05) Daniele Ferrari 06) Sir Robert J. Margetts 07) Wayne A. Reaud The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2.Advisory vote to approve named executive officer compensation.!!! 3.Ratification of the appointment of Deloitte & Touche LLP as Huntsman Corporation's independent registered public accounting firm for the year!!! ending December 31, 2018. The Board of Directors recommends you vote AGAINST the following proposal: For Against Abstain 4.Stockholder proposal regarding stockholder right to act by written consent. !!! In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For address changes and/or comments, please check this box and write them! on the back where indicated. Please indicate if you plan to attend this meeting.!! YesNo Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2018: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2017 are available at www.proxyvote.com. E39221-P01719 HUNTSMAN CORPORATION Annual Meeting of Stockholders May 3, 2018 at 8:30 AM, CDT This proxy is solicited by the Board of Directors The undersigned stockholder of Huntsman Corporation hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2018 Annual Meeting of Stockholders and hereby appoints Peter R. Huntsman and David M. Stryker and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned, to represent the undersigned and vote all shares of Huntsman Corporation common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 3, 2018, and at any adjournment or postponement thereof, as indicated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2 and proposal 3 and AGAINST proposal 4. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2018 Annual Meeting of Stockholders and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes all proxies previously given by the undersigned to vote at the 2018 Annual Meeting of Stockholders or any adjournment or postponement thereof. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)